UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22540

AGF Investments Trust

(Exact name of registrant as specified in charter)

99 High Street

Suite 2802

Boston, MA 02110-2663

(Address of principal executive offices) (Zip code)

William H. DeRoche, President

99 High Street, Suite 2802

Boston, MA 02110-2663

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (617) 292-9801

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a)       The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

June 30, 2023

Before investing you should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, which can be obtained by visiting www.agf.com/us. Please read the prospectus carefully before you invest.

Risks: There is no guarantee that a Fund will achieve its objective. Investing involves risk, including possible loss of principal. The value of an investment in a Fund may fall, sometimes sharply, and you could lose money by investing in a Fund. A Fund may utilize derivatives and, as a result, the Fund could lose more than the amount it invests. For further risk information on each Fund, please read the prospectus.

AGF U.S. Market Neutral Anti-Beta Fund (BTAL) specific risks: The Fund invests in securities based on a single investment factor and is designed to be used as part of broader asset allocation strategies. There is a risk that during a ‘‘bull’’ market, when most equity securities and long only Exchange Traded Funds (‘‘ETFs’’) are increasing in value, a Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. If the Fund sells a stock short and subsequently has to buy the security back at a higher price, the Fund will realize a loss on the transaction. The amount the Fund could lose on a short sale is potentially unlimited because there is no limit on the price a shorted security might attain (as compared to a long position, where the maximum loss is the amount invested). There is a risk that the present and future volatility of a security, relative to the market index, will not be the same as it has historically been and thus that the Fund will not be invested in the less volatile securities in the universe. Derivatives, including swap agreements and futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. As a result of investing in derivatives, the Fund could lose more than the amount it invests, and can be subject to increased market risk.

AGF Global Infrastructure ETF (GLIF) specific risks: The Fund’s investments in infrastructure-related securities will expose the Fund to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies. Investments in foreign securities involve risks that differ from investments in securities of U.S. issuers because of unique political, economic and market conditions. Investments in securities of issuers located in emerging market economies (including frontier market economies) are generally riskier than investments in securities of issuers from more developed economies. Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. Depositary receipts subject the Fund generally to the same risks as if it were investing in the underlying foreign securities directly, including political and economic risks that differ from investing in securities of U.S. issuers.

Shares of AGF ETFs are bought and sold at market price (not net assets value (“NAV”), as defined below) and are not individually redeemed from a Fund. Brokerage commissions will reduce returns. Market Price (as defined below) returns are based upon the midpoint of the bid/ask spread at 4:00 PM Eastern time (when NAV is normally determined), and do not represent the returns you would receive if you traded shares at other times. Fund returns assume that dividends and capital gains distributions have been reinvested in a Fund at NAV. Some performance results reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable.

Beta is a measure of an asset’s sensitivity to an underlying index. Long is purchasing a stock with the expectation that it is going to rise in value. Short is selling stock with the expectation of profiting by buying it back later at a lower price. Spread Return is the return earned between the long and short portfolios within each ETF. One cannot invest directly in an index.

Shares are not individually redeemable and can be redeemed only in Creation Units, and the purchase and sale price of individual Shares trading on an Exchange may be below, at, or above the most recently calculated NAV for such Shares.

Distributor: Foreside Fund Services, LLC

Table of Contents

i	Management Discussion of Fund Performance
Schedule of Investments
1	AGF U.S. Market Neutral Anti-Beta Fund
8	AGF Global Infrastructure ETF
10	Statements of Assets and Liabilities
11	Statements of Operations
12	Statements of Changes in Net Assets
14	Financial Highlights
16	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Expense Examples
32	Board Consideration of the Investment Advisory Agreement
34	Additional Information
35	Trustees and Officers of the AGF Investments Trust

AGF U.S. Market Neutral Anti-Beta Fund invests in certain securities long and certain securities short, and the performance of the Fund depends on the difference in the rates of return (i.e., the spread return) between the long positions and the short positions. If the long positions appreciate more or decline less than the short positions, then the Fund will generate a positive return. If the long positions appreciate less or decline more than the short positions, however, the Fund will generate a negative return.

The Dow Jones U.S. Thematic Market Neutral Low Beta Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by AGF Management Limited. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by AGF Management Limited. AGF U.S. Market Neutral Anti-Beta Fund (symbol BTAL) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the AGF U.S. Market Neutral Anti-Beta Fund or any member of the public regarding the advisability of investing in securities generally or in AGF U.S. Market Neutral Anti-Beta Fund. S&P Dow Jones Indices’ only relationship to AGF Management Limited with respect to the Dow Jones U.S. Thematic Market Neutral Low Beta Index is the licensing of the Dow Jones U.S. Thematic Market Neutral Low Beta Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Dow Jones U.S. Thematic Market Neutral Low Beta Index is determined, composed and calculated by S&P Dow Jones Indices without regard to AGF Management Limited or the AGF U.S. Market Neutral Anti-Beta Fund. S&P Dow Jones Indices has no obligation to take the needs of AGF Management Limited or the owners of AGF U.S. Market Neutral Anti-Beta Fund into consideration in determining, composing or calculating the Dow Jones U.S. Thematic Market Neutral Low Beta Index. S&P Dow Jones Indices is not responsible for and have not participated in the determination of the prices, and amount of AGF U.S. Market Neutral Anti-Beta Fund or the timing of the issuance or sale of AGF U.S. Market Neutral Anti-Beta Fund. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of AGF U.S. Market Neutral Anti-Beta Fund.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES U.S. THEMATIC MARKET NEUTRAL LOW BETA INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY AGF MANAGEMENT LIMITED, OWNERS OF THE AGF U.S. MARKET NEUTRAL ANTI-BETA FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES U.S. THEMATIC MARKET NEUTRAL LOW BETA INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND AGF MANAGEMENT LIMITED, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

i

Dear Shareholder,(Unaudited)

This Annual Report for the AGF ETFs covers the period from July 1, 2022, through June 30, 2023 (the “Annual Period”). During the Annual Period, each Fund’s NAV1 return was as follows:

AGF U.S. Market Neutral Anti-Beta Fund (“BTAL”)	-12.71%
AGF Global Infrastructure ETF (“GLIF”)	-0.35%

The Annual Period included the eleventh full calendar year of operations for the AGF suite of ETFs. During the Annual Period, the AGF family of ETFs product offering consisted of a single dollar neutral factor-based ETF and an active transparent infrastructure ETF.

During the Annual Period, the U.S. equity markets, as represented by the Standard & Poor’s (S&P) 500® Index2, ended higher than the previous period, finishing the Annual Period with a total return of 19.59%. During the second half of 2022 the market was down in the third quarter and up in the fourth quarter resulting in a return for the second half of 2022 of 2.31%. The market was up in both the first and second quarter of 2023, resulting in an impressive return for the first half of 2023 of 16.89%. During first half of 2023, the market has been up five out of six months.

The market bottomed in October of 2022. During this period, the target fed funds rate climbed from 1.75% on June 30, 2022 to 5.25% on June 30, 2023. More importantly inflation, as measure by U.S. CPI index, peaked on June 30, 2022 at 9.1% and steadily declined to 3.0% on June 30, 2023. Additionally, real growth has remained positive while continuing to surprise to the upside. The combination of lower inflation and positive growth has led to a strong rebound in the U.S. equity market.

The expectation for the second half of 2023 is for interest rates to peak. Inflation is expected to moderate but will remain above the Federal Reserve’s 2.0% target. Growth is expected to continue to impress in the short term. With multiples at elevated levels, disinflation moderating and growth fighting higher rates, the expectation for equity markets in the second half of 2023 is more modest.

The AGF U.S. Market Neutral Anti-Beta Fund (BTAL) finished the Annual Period down 12.71%. BTAL is designed to be negatively correlated4 to the broad equity market. Unsurprisingly the fund posted negative returns during the Annual Period as equity markets were significantly higher in the first half of 2023. We believe that BTAL is an effective equity hedging tool that should help reduce overall portfolio volatility. With the elevated risks of higher rates and slowing economic growth, an allocation to the fund could hedge equity exposure, reduce interest rate risk, and reduce overall portfolio volatility.

The AGF Global Infrastructure Fund (GLIF) finished the Annual Period down 0.35%. The fund underperformed the broad US equity market. The Fund seeks to provide exposure to a diversified portfolio of global infrastructure equities. The international exposure in the fund provides diversification benefits. The infrastructure securities in the portfolio provide greater exposure to tangible versus intangible assets resulting in reduced portfolio volatility. Consequently, we believe that an allocation to the fund provides a means to reduce overall equity portfolio volatility without allocating away from equities.

As always, we thank you for your continued support.

Sincerely,

The AGF Team

Short-term performance is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The views expressed in this letter were those of AGF Investments, LLC as of June 30, 2023, and may not necessarily reflect the view on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Funds’ present investment methodology and do not constitute investment advice.

Management Discussion of Fund Performance

AGF U.S. Market Neutral Anti-Beta Fund (BTAL) (Unaudited):

The AGF U.S. Market Neutral Anti Beta Fund normally seeks to provide a consistent negative beta exposure to the U.S. equity market. In seeking to achieve its investment objective, the Fund will invest primarily in long positions in low beta U.S. equities and short positions in high beta U.S. equities on a dollar neutral basis, within sectors. The Fund will construct a dollar neutral portfolio of long and short positions of U.S. equities by investing primarily in the constituent securities of the Dow Jones U.S. Thematic Market Neutral Low Beta Index (the “DJUS Low Beta Index” or “Index”) in approximately the same weight as they appear in the Index, subject to certain rules-based adjustments. The performance of the Fund will depend on the differences in the rates of return of these long positions and short positions.

During the Annual Period from July 1, 2022, through June 30, 2023, the Fund’s market price return was -13.05% and its NAV return was -12.71%1. The Index returned -15.28% during the same period. The outperformance of the fund relative to the index was due active positioning and a higher return to the cash associated with the short positions. The Fund’s market price at the close on June 30, 2023, was $18.76.

The Fund is sector neutral, dollar neutral and equal weighted, and the primary driver of performance is the isolated factor, in this case beta. During the Annual Period, the market significantly favored higher beta stocks over lower beta stocks, resulting in negative performance for the Fund.

The Fund had annualized volatility3 of 19.00% for the Annual Period.

	Fund Sector Weights (Based on Net Assets)
As of 06/30/2023	% Long Weight	% Short Weight
Communication Services	5.12%	-5.29%
Consumer Discretionary	13.45%	-15.41%
Consumer Staples	5.22%	-5.53%
Energy	3.85%	-4.24%
Financials	16.84%	-18.16%
Health Care	13.09%	-13.50%
Industrials	19.29%	-20.00%
Information Technology	16.16%	-15.99%
Materials	6.10%	-6.45%
Real Estate	7.22%	-8.21%
Utilities	5.35%	-5.41%
Characteristics of the Long and Short Portfolios
Characteristics (as of 6/30/2023)	Long Index	Short Index
Number of Companies	200	200
Book Yield (B/P)	37.89%	36.13%
Earnings Yield (E/P)	5.91%	-0.05%
Beta	0.753	1.474
Average Market Cap (millions)	$35,867	$31,130
Median Market Cap (millions)	$11,886	$10,268

Frequency of Historical Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.

Growth of a $10,000 Investment over the last 10 years at Net Asset Value*

BTAL — AGF U.S. Market Neutral Anti-Beta Fund

Dow Jones U.S. Thematic Market Neutral Low Beta Index

Russell 1000 — Russell 1000 Index5

*The line graph represents historical performance of a hypothetical investment of $10,000 from June 30, 2013 to June 30, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2023

	1 Year	3 Year	5 Year	10 Year
BTAL NAV Return	-12.71%	-7.86%	-0.85%	-0.93%
BTAL Market Price Return	-13.05%	-7.96%	-0.86%	-0.94%
DJUS Low Beta Index	-15.28%	-8.22%	-1.18%	-0.12%
Russell 1000 Index	19.36%	14.09%	11.92%	12.64%

The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements. Effective February 14, 2022, the Fund changed from a passive, index tracking strategy to the foregoing rules-based, active strategy. Accordingly, the Fund’s returns prior to February 14, 2022 may not be indicative of the performance of the Fund as it is currently managed.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2025 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.45% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 2.06% and 1.54% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agf.com/us. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

AGF Global Infrastructure ETF (GLIF) (Unaudited):

The AGF Global Infrastructure ETF seeks to provide long-term capital appreciation. In seeking to achieve its investment objective, the Fund will seek to provide exposure to a diversified portfolio of global infrastructure equities. The Fund will utilize a, multi-factor investment process to seek long-term capital appreciation by investing primarily in global equity securities in the infrastructure industry. The Fund seeks to provide potential diversification and risk reduction benefits as listed infrastructure has historically exhibited lower correlations4 with traditional asset classes and lower volatility than global equities. Listed infrastructure securities typically offer higher dividend yields than equities or bonds and can be used as a hedge against inflation or to mitigate rising interest rates. The Fund employs a systematic, factor-driven investment strategy that uses a sector model and an expanded universe of global infrastructure equities to broaden the opportunity set and seek attractive risk-adjusted returns.

During the Annual Period from July 1, 2022, through June 30, 2023, the Fund’s market price return was -0.54% and its NAV return was -0.35%1. The Index returned -1.25% during the same period. The Fund’s market price on June 30, 2023, was $25.62.

The Fund had annualized volatility3 of 20.51% for the Annual Period.

Fund Sector Weights (Based on Net Assets)		Top 10 Country Allocations (Based on Net Assets)
As of 06/30/2023	Percentage %	As of 06/30/2023	Percentage %
Utilities	38.78%	United States	44.08%
Industrials	23.18%	Canada	12.30%
Energy	19.28%	France	6.10%
Real Estate	7.13%	Spain	6.00%
Information Technology	2.22%	Italy	3.50%
Materials	0.58%	Australia	3.10%
Consumer Discretionary	0.47%	United Kingdom	3.10%
		China	2.80%
		Japan	2.40%
		Mexico	2.30%

Characteristics of the Benchmark Index and Fund
Characteristics (as of 6/30/2023)	Index	Fund
Number of Companies	98	105
Book Yield (B/P)	47.79%	47.93%
Earnings Yield (E/P)	5.53%	5.39%
Beta	0.810	0.839
Average Market Cap (millions)	$36,077	$93,666
Median Market Cap (millions)	$7,723	$13,921

Frequency of Historical Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.

v

Growth of a $10,000 Investment Since Inception at Net Asset Value*

GLIF — AGF Global Infrastructure ETF

Dow Jones Brookfield Global Infrastructure TR Index6

*The line graph represents historical performance of a hypothetical investment of $10,000 from May 23, 2019 (Commencement of Operations) to June 30, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2023

	1 Year	3 Year	Since Inception
GLIF NAV Return	-0.35%	6.24%	3.34%
GLIF Market Price Return	-0.54%	5.97%	3.30%
Dow Jones Brookfield Global Infrastructure TR Index	-1.25%	6.18%	3.73%

The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2025 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.45% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 5.74% and 0.45% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agf.com/us. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

Footnotes to Shareholder Letter and Management Discussion of Fund Performance:

1A Fund’s per share net asset value (“NAV”) is the value of one share of the Fund. NAV is calculated by taking the Fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the Fund, and the Market Price Return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by the midpoint of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

2S&P 500 Index — The Standard & Poor’s 500 Stock Index consists of 500 large-cap common stocks actively traded on the NYSE and NASDAQ.

3Volatility — A statistical measure of the dispersion of returns for a given security or market index. For this calculation, the standard deviation of daily NAV returns is annualized by multiplying the result by the square root of the number of trading days in the Annual Period, in this instance 251 days.

4Correlation — A statistical measure of how two securities’ returns move in relation to each other.

5Russell 1000 Index — The Russell 1000 Index measures the performance of approximately 1,000 of the largest companies in the U.S. equity universe. The Russell 1000 is a subset of the Russell 3000 Index comprising over 90% of the total market capitalization of all listed U.S. stocks.

6Dow Jones Brookfield Global Infrastructure TR Index — Dow Jones Brookfield Global Infrastructure TR Index is a global index of companies with >70% of cash flows derived from infrastructure lines of business. Components must pass screens for country domicile, minimum float market cap and trading volume. The index is a float market cap weighted. It is calculated in USD with dividends reinvested.

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See accompanying notes to the financial statements.

AGF Investments Trust

AGF U.S. Market Neutral Anti-Beta Fund

Schedule of Investments

June 30, 2023

Investments	Shares	Value ($)
Long Positions – 98.2%

Common Stocks – 98.2%

Aerospace & Defense – 4.1%
BWX Technologies, Inc.(a)	17,931	$1,283,322
Curtiss-Wright Corp.(a)	6,966	1,279,375
General Dynamics Corp.(a)	5,418	1,165,683
Huntington Ingalls Industries, Inc.(a)	5,676	1,291,858
L3Harris Technologies, Inc.(a)	6,450	1,262,716
Lockheed Martin Corp.(a)	2,580	1,187,780
Northrop Grumman Corp.(a)	2,580	1,175,964
Raytheon Technologies Corp.(a)	12,078	1,183,161
		9,829,859
Air Freight & Logistics – 0.4%
CH Robinson Worldwide, Inc.(a)	11,288	1,065,023

Automobile Components – 0.5%
Gentex Corp.(a)	41,796	1,222,951

Banks – 3.8%
Commerce Bancshares, Inc.(a)	23,091	1,124,532
Cullen/Frost Bankers, Inc.(a)	10,783	1,159,496
First Financial Bankshares, Inc.(a)	41,796	1,190,768
First Horizon Corp.(a)	102,426	1,154,341
Glacier Bancorp, Inc.(a)	38,214	1,191,130
Prosperity Bancshares, Inc.(a)	19,221	1,085,602
UMB Financial Corp.(a)	18,705	1,139,134
United Bankshares, Inc.(a)	37,956	1,126,155
		9,171,158
Biotechnology – 6.2%
AbbVie, Inc.	7,998	1,077,571
Alkermes plc*(a)	37,956	1,188,023
Amgen, Inc.(a)	5,160	1,145,623
Apellis Pharmaceuticals, Inc.*	13,093	1,192,772
Biogen, Inc.*(a)	3,870	1,102,370
Gilead Sciences, Inc.(a)	14,370	1,107,496
Horizon Therapeutics plc*(a)	11,288	1,160,971
Incyte Corp.*(a)	17,673	1,100,144
Ionis Pharmaceuticals, Inc.*(a)	28,509	1,169,724
Neurocrine Biosciences, Inc.*(a)	12,078	1,138,955
Seagen, Inc.*(a)	5,676	1,092,403
United Therapeutics Corp.*(a)	5,160	1,139,070
Vertex Pharmaceuticals, Inc.*(a)	3,354	1,180,306
		14,795,428
Broadline Retail – 0.5%
Ollie’s Bargain Outlet Holdings, Inc.*	19,737	1,143,364

Building Products – 0.5%
Carlisle Cos., Inc.(a)	5,160	1,323,695

Capital Markets – 1.0%
Cboe Global Markets, Inc.(a)	8,256	1,139,411
CME Group, Inc.(a)	6,450	1,195,120
		2,334,531
Chemicals – 2.9%
Air Products and Chemicals, Inc.	4,128	1,236,460
CF Industries Holdings, Inc.(a)	17,415	1,208,949
Corteva, Inc.(a)	20,253	1,160,497

Investments	Shares	Value ($)
FMC Corp.(a)	10,783	$1,125,098
Linde plc	3,096	1,179,824
NewMarket Corp.(a)	2,838	1,141,217
		7,052,045
Commercial Services & Supplies – 1.5%
Republic Services, Inc.(a)	7,998	1,225,054
Rollins, Inc.(a)	28,251	1,209,990
Waste Management, Inc.(a)	6,966	1,208,044
		3,643,088
Communications Equipment – 2.5%
Ciena Corp.*	24,639	1,046,911
Cisco Systems, Inc.(a)	22,833	1,181,379
Juniper Networks, Inc.(a)	37,477	1,174,154
Lumentum Holdings, Inc.*(a)	23,349	1,324,589
Motorola Solutions, Inc.(a)	3,870	1,134,994
		5,862,027
Construction & Engineering – 0.3%
MDU Resources Group, Inc.(a)	37,956	794,799

Consumer Staples Distribution & Retail – 0.5%
Albertsons Cos., Inc., Class A(a)	55,986	1,221,615

Containers & Packaging – 1.5%
Amcor plc(a)	113,649	1,134,217
Crown Holdings, Inc.(a)	14,370	1,248,322
Packaging Corp. of America(a)	8,772	1,159,307
		3,541,846
Distributors – 0.5%
Genuine Parts Co.(a)	6,966	1,178,856

Diversified Consumer Services – 1.4%
Grand Canyon Education, Inc.*(a)	10,525	1,086,285
H&R Block, Inc.(a)	37,224	1,186,329
Service Corp. International(a)	17,673	1,141,499
		3,414,113
Diversified REITs – 0.5%
WP Carey, Inc., REIT(a)	16,641	1,124,266

Diversified Telecommunication Services – 1.0%
AT&T, Inc.(a)	73,659	1,174,861
Verizon Communications, Inc.(a)	32,121	1,194,580
		2,369,441
Electric Utilities – 2.3%
American Electric Power Co., Inc.(a)	13,575	1,143,015
Duke Energy Corp.(a)	12,585	1,129,378
PNM Resources, Inc.(a)	24,639	1,111,219
Portland General Electric Co.(a)	23,091	1,081,351
Southern Co. (The)(a)	15,867	1,114,657
		5,579,620
Electrical Equipment – 0.0%(b)
Godha Cabcon & Insulation Ltd.*‡	(6,956)	—

Electronic Equipment, Instruments & Components – 3.2%
Arrow Electronics, Inc.*(a)	9,030	1,293,367
Avnet, Inc.(a)	25,413	1,282,086
CDW Corp.	6,450	1,183,575
Corning, Inc.(a)	35,927	1,258,882
Jabil, Inc.	12,585	1,358,299

See accompanying notes to the financial statements.

AGF Investments Trust

AGF U.S. Market Neutral Anti-Beta Fund

Schedule of Investments

June 30, 2023

Investments	Shares	Value ($)
Teledyne Technologies, Inc.*	2,838	$1,166,730
		7,542,939
Entertainment – 2.0%
Activision Blizzard, Inc.*(a)	14,370	1,211,391
Electronic Arts, Inc.(a)	9,030	1,171,191
Madison Square Garden Sports Corp., Class A(a)	6,450	1,212,922
Take-Two Interactive Software, Inc.*(a)	8,256	1,214,953
		4,810,457
Financial Services – 1.0%
Jack Henry & Associates, Inc.(a)	7,482	1,251,963
Radian Group, Inc.(a)	44,118	1,115,303
		2,367,266
Food Products – 4.1%
Campbell Soup Co.(a)	21,543	984,731
Conagra Brands, Inc.(a)	32,121	1,083,120
General Mills, Inc.(a)	13,093	1,004,233
Hershey Co. (The)(a)	4,386	1,095,184
Hormel Foods Corp.(a)	29,283	1,177,762
J M Smucker Co. (The)(a)	7,740	1,142,966
Kellogg Co.(a)	16,383	1,104,214
Kraft Heinz Co. (The)(a)	29,283	1,039,546
Lancaster Colony Corp.(a)	5,418	1,089,506
		9,721,262
Gas Utilities – 1.0%
ONE Gas, Inc.(a)	14,114	1,084,096
Southwest Gas Holdings, Inc.(a)	19,479	1,239,839
		2,323,935
Ground Transportation – 2.0%
Knight-Swift Transportation Holdings, Inc.	19,737	1,096,588
Landstar System, Inc.(a)	6,450	1,241,883
Norfolk Southern Corp.(a)	5,418	1,228,586
Union Pacific Corp.(a)	5,676	1,161,423
		4,728,480
Health Care Equipment & Supplies – 0.5%
Hologic, Inc.*(a)	14,114	1,142,811

Health Care Providers & Services – 2.4%
Chemed Corp.(a)	2,064	1,118,007
DaVita, Inc.*(a)	11,824	1,187,957
HealthEquity, Inc.*(a)	19,737	1,246,194
Humana, Inc.(a)	2,322	1,038,236
Premier, Inc., Class A(a)	43,860	1,213,168
		5,803,562
Health Care REITs – 2.0%
Healthcare Realty Trust, Inc., REIT(a)	61,862	1,166,717
Omega Healthcare Investors, Inc., REIT(a)	39,732	1,219,375
Physicians Realty Trust, REIT(a)	82,689	1,156,819
Sabra Health Care REIT, Inc., REIT(a)	106,296	1,251,104
		4,794,015
Hotels, Restaurants & Leisure – 4.8%
Choice Hotels International, Inc.(a)	9,544	1,121,611
Darden Restaurants, Inc.(a)	6,966	1,163,879
Domino’s Pizza, Inc.(a)	3,612	1,217,208

Investments	Shares	Value ($)
Las Vegas Sands Corp.*(a)	19,995	$1,159,710
McDonald’s Corp.(a)	3,870	1,154,847
Starbucks Corp.(a)	11,288	1,118,189
Texas Roadhouse, Inc.	10,050	1,128,414
Wendy’s Co. (The)	50,310	1,094,242
Wyndham Hotels & Resorts, Inc.(a)	15,609	1,070,309
Yum! Brands, Inc.	8,514	1,179,615
		11,408,024
Industrial Conglomerates – 0.5%
Honeywell International, Inc.	5,934	1,231,305

Insurance – 9.0%
Allstate Corp. (The)	10,050	1,095,852
Arch Capital Group Ltd.*(a)	15,351	1,149,022
Assurant, Inc.(a)	9,030	1,135,252
Axis Capital Holdings Ltd.(a)	21,285	1,145,772
Chubb Ltd.	5,934	1,142,651
Enstar Group Ltd.*(a)	4,644	1,134,251
Erie Indemnity Co., Class A(a)	5,160	1,083,652
Everest Re Group Ltd.(a)	3,096	1,058,399
Globe Life, Inc.(a)	10,525	1,153,750
Hanover Insurance Group, Inc. (The)(a)	10,050	1,135,951
Hartford Financial Services Group, Inc. (The)(a)	16,125	1,161,322
Reinsurance Group of America, Inc.(a)	7,740	1,073,461
RenaissanceRe Holdings Ltd.(a)	5,676	1,058,687
RLI Corp.(a)	9,030	1,232,324
Ryan Specialty Holdings, Inc., Class A*(a)	26,961	1,210,279
Selective Insurance Group, Inc.(a)	11,288	1,083,084
Travelers Cos., Inc. (The)(a)	6,450	1,120,107
W R Berkley Corp.(a)	19,995	1,190,902
White Mountains Insurance Group Ltd.(a)	774	1,075,016
		21,439,734
IT Services – 1.5%
Amdocs Ltd.(a)	11,824	1,168,802
Gartner, Inc.*(a)	3,354	1,174,940
International Business Machines Corp.(a)	8,772	1,173,781
		3,517,523
Leisure Products – 0.5%
Hasbro, Inc.(a)	18,705	1,211,523

Machinery – 2.8%
Allison Transmission Holdings, Inc.(a)	23,091	1,303,718
Chart Industries, Inc.*(a)	10,050	1,605,890
Crane NXT Co.	21,285	1,201,325
PACCAR, Inc.(a)	15,609	1,305,693
Snap-on, Inc.(a)	4,386	1,264,001
		6,680,627
Media – 1.5%
Comcast Corp., Class A(a)	28,509	1,184,549
Fox Corp., Class A(a)	35,927	1,221,518
TEGNA, Inc.(a)	71,595	1,162,703
		3,568,770

See accompanying notes to the financial statements.

AGF Investments Trust

AGF U.S. Market Neutral Anti-Beta Fund

Schedule of Investments

June 30, 2023

Investments	Shares	Value ($)
Metals & Mining – 0.9%
Newmont Corp.(a)	27,477	$1,172,169
Royal Gold, Inc.(a)	9,030	1,036,463
		2,208,632
Multi-Utilities – 1.4%
Avista Corp.(a)	26,961	1,058,758
Dominion Energy, Inc.(a)	22,059	1,142,436
NorthWestern Corp.(a)	19,737	1,120,272
		3,321,466
Office REITs – 1.0%
Corporate Office Properties Trust, REIT(a)	50,568	1,200,990
Equity Commonwealth, REIT(a)	54,180	1,097,687
		2,298,677
Oil, Gas & Consumable Fuels – 3.4%
Cheniere Energy, Inc.	7,998	1,218,575
Chevron Corp.(a)	7,224	1,136,696
DT Midstream, Inc.(a)	23,865	1,182,988
HF Sinclair Corp.(a)	25,929	1,156,693
Marathon Petroleum Corp.(a)	10,306	1,201,680
Texas Pacific Land Corp.(a)	774	1,018,971
Valero Energy Corp.(a)	9,763	1,145,200
		8,060,803
Pharmaceuticals – 2.4%
Bristol-Myers Squibb Co.(a)	17,157	1,097,190
Jazz Pharmaceuticals plc*(a)	8,772	1,087,465
Johnson & Johnson(a)	7,224	1,195,716
Merck & Co., Inc.(a)	10,050	1,159,670
Perrigo Co. plc(a)	34,402	1,167,948
		5,707,989
Professional Services – 4.7%
Booz Allen Hamilton Holding Corp.(a)	12,306	1,373,350
CACI International, Inc., Class A*(a)	3,870	1,319,051
FTI Consulting, Inc.*(a)	5,934	1,128,647
Genpact Ltd.(a)	29,799	1,119,548
Insperity, Inc.	10,050	1,195,548
KBR, Inc.(a)	19,221	1,250,518
Leidos Holdings, Inc.(a)	14,114	1,248,807
Maximus, Inc.(a)	14,114	1,192,774
Science Applications International Corp.(a)	11,569	1,301,281
		11,129,524
Residential REITs – 0.5%
Equity LifeStyle Properties, Inc., REIT(a)	17,673	1,182,147

Retail REITs – 1.4%
Agree Realty Corp., REIT(a)	17,415	1,138,767
NNN REIT, Inc., REIT(a)	26,703	1,142,621
Realty Income Corp., REIT(a)	18,963	1,133,798
		3,415,186
Semiconductors & Semiconductor Equipment – 1.5%
Analog Devices, Inc.	6,450	1,256,524
Cirrus Logic, Inc.*(a)	14,876	1,205,105
First Solar, Inc.*(a)	5,676	1,078,951
		3,540,580

Investments	Shares	Value ($)
Software – 5.0%
ACI Worldwide, Inc.*	48,504	$1,123,838
Aspen Technology, Inc.*(a)	6,708	1,124,328
Black Knight, Inc.*(a)	20,253	1,209,712
Blackbaud, Inc.*	15,351	1,092,684
Dolby Laboratories, Inc., Class A(a)	13,575	1,135,956
Gen Digital, Inc.(a)	66,177	1,227,583
Nutanix, Inc., Class A*(a)	37,732	1,058,383
Oracle Corp.(a)	10,783	1,284,147
Palo Alto Networks, Inc.*	5,418	1,384,353
PTC, Inc.*(a)	8,514	1,211,542
		11,852,526
Specialized REITs – 1.0%
Gaming and Leisure Properties, Inc., REIT(a)	23,865	1,156,498
VICI Properties, Inc., REIT(a)	36,969	1,161,936
		2,318,434
Specialty Retail – 3.6%
AutoNation, Inc.*(a)	8,256	1,359,020
AutoZone, Inc.*(a)	516	1,286,574
Murphy USA, Inc.(a)	3,870	1,203,996
O’Reilly Automotive, Inc.*(a)	1,290	1,232,337
Penske Automotive Group, Inc.(a)	7,998	1,332,707
Tractor Supply Co.(a)	5,160	1,140,876
Ulta Beauty, Inc.*(a)	2,322	1,092,721
		8,648,231
Technology Hardware, Storage & Peripherals – 0.7%
Pure Storage, Inc., Class A*(a)	43,086	1,586,427

Total Common Stocks (Cost $240,661,013)		234,230,580

Total Long Positions (Cost $240,661,013)		234,230,580

Short Positions – (103.7)%

Common Stocks – (103.7)%

Aerospace & Defense – (0.5)%
Axon Enterprise, Inc.	(5,676)	(1,107,501)

Air Freight & Logistics – (0.5)%
GXO Logistics, Inc.	(19,479)	(1,223,671)

Automobile Components – (1.1)%
Aptiv plc	(12,078)	(1,233,043)
Fox Factory Holding Corp.	(13,856)	(1,503,515)
		(2,736,558)
Automobiles – (1.2)%
Rivian Automotive, Inc., Class A	(74,949)	(1,248,651)
Tesla, Inc.	(5,934)	(1,553,343)
		(2,801,994)
Banks – (0.5)%
First Citizens BancShares, Inc., Class A	(1,032)	(1,324,520)

See accompanying notes to the financial statements.

AGF Investments Trust

AGF U.S. Market Neutral Anti-Beta Fund

Schedule of Investments

June 30, 2023

Investments	Shares	Value ($)
Beverages – (1.0)%
Boston Beer Co., Inc. (The), Class A	(3,354)	$(1,034,508)
Celsius Holdings, Inc.	(8,514)	(1,270,203)
		(2,304,711)
Biotechnology – (2.0)%
Blueprint Medicines Corp.	(19,995)	(1,263,684)
Exact Sciences Corp.	(13,575)	(1,274,692)
Intellia Therapeutics, Inc.	(27,993)	(1,141,555)
Natera, Inc.	(22,575)	(1,098,500)
		(4,778,431)
Broadline Retail – (0.4)%
Etsy, Inc.	(12,585)	(1,064,817)

Building Products – (1.6)%
Advanced Drainage Systems, Inc.	(11,288)	(1,284,348)
Builders FirstSource, Inc.	(9,288)	(1,263,168)
Trex Co., Inc.	(20,769)	(1,361,616)
		(3,909,132)
Capital Markets – (8.6)%
Affiliated Managers Group, Inc.	(7,740)	(1,160,149)
Ameriprise Financial, Inc.	(3,612)	(1,199,762)
Ares Management Corp.	(13,093)	(1,261,511)
BlackRock, Inc.	(1,548)	(1,069,885)
Blackstone, Inc., Class A	(13,093)	(1,217,256)
Blue Owl Capital, Inc.	(110,859)	(1,291,507)
Carlyle Group, Inc. (The)	(39,515)	(1,262,504)
Franklin Resources, Inc.	(45,150)	(1,205,956)
Invesco Ltd.	(74,433)	(1,251,219)
Janus Henderson Group plc	(42,828)	(1,167,063)
Jefferies Financial Group, Inc.	(36,208)	(1,201,019)
KKR & Co., Inc.	(21,543)	(1,206,408)
Lazard Ltd., Class A	(38,753)	(1,240,096)
Moody’s Corp.	(3,612)	(1,255,965)
MSCI, Inc.	(2,322)	(1,089,691)
State Street Corp.	(16,125)	(1,180,027)
T. Rowe Price Group, Inc.	(10,525)	(1,179,011)
		(20,439,029)
Chemicals – (2.0)%
Albemarle Corp.	(5,418)	(1,208,702)
Chemours Co. (The)	(38,970)	(1,437,603)
Olin Corp.	(21,801)	(1,120,354)
Scotts Miracle-Gro Co. (The)	(16,641)	(1,043,224)
		(4,809,883)
Commercial Services & Supplies – (0.6)%
Tetra Tech, Inc.	(8,256)	(1,351,837)

Consumer Finance – (1.6)%
Ally Financial, Inc.	(41,538)	(1,121,941)
Credit Acceptance Corp.	(2,580)	(1,310,460)
OneMain Holdings, Inc.	(29,283)	(1,279,374)
		(3,711,775)
Consumer Staples Distribution & Retail – (2.9)%
Costco Wholesale Corp.	(2,322)	(1,250,118)
Performance Food Group Co.	(19,737)	(1,188,957)
Sprouts Farmers Market, Inc.	(30,315)	(1,113,470)
Sysco Corp.	(15,351)	(1,139,044)

Investments	Shares	Value ($)
Target Corp.	(7,740)	$(1,020,906)
US Foods Holding Corp.	(27,735)	(1,220,340)
		(6,932,835)
Electric Utilities – (2.4)%
Constellation Energy Corp.	(13,093)	(1,198,664)
Edison International	(16,641)	(1,155,718)
Exelon Corp.	(27,735)	(1,129,924)
NextEra Energy, Inc.	(14,876)	(1,103,799)
NRG Energy, Inc.	(32,637)	(1,220,297)
		(5,808,402)
Electrical Equipment – (3.4)%
EnerSys	(11,288)	(1,224,974)
Generac Holdings, Inc.	(9,544)	(1,423,297)
Rockwell Automation, Inc.	(4,128)	(1,359,969)
Shoals Technologies Group, Inc., Class A	(53,664)	(1,371,652)
Sunrun, Inc.	(65,661)	(1,172,705)
Vertiv Holdings Co.	(59,070)	(1,463,164)
		(8,015,761)
Energy Equipment & Services – (0.5)%
NOV, Inc.	(71,853)	(1,152,522)

Entertainment – (1.6)%
Netflix, Inc.	(3,096)	(1,363,757)
ROBLOX Corp., Class A	(27,735)	(1,117,721)
Roku, Inc.	(19,995)	(1,278,880)
		(3,760,358)
Financial Services – (3.7)%
Affirm Holdings, Inc.	(79,851)	(1,224,116)
Apollo Global Management, Inc.	(16,899)	(1,298,012)
Block, Inc., Class A	(18,447)	(1,228,017)
Global Payments, Inc.	(11,064)	(1,090,025)
Shift4 Payments, Inc., Class A	(17,157)	(1,165,132)
Toast, Inc., Class A	(51,342)	(1,158,789)
WEX, Inc.	(8,772)	(1,597,118)
		(8,761,209)
Gas Utilities – (0.4)%
UGI Corp.	(39,732)	(1,071,572)

Ground Transportation – (3.4)%
Avis Budget Group, Inc.	(6,708)	(1,533,918)
Hertz Global Holdings, Inc.	(68,241)	(1,254,952)
Lyft, Inc., Class A	(134,225)	(1,287,218)
Old Dominion Freight Line, Inc.	(3,612)	(1,335,537)
Saia, Inc.	(3,870)	(1,325,127)
XPO, Inc.	(22,833)	(1,347,147)
		(8,083,899)
Health Care Equipment & Supplies – (2.9)%
Align Technology, Inc.	(3,870)	(1,368,587)
IDEXX Laboratories, Inc.	(2,838)	(1,425,329)
Intuitive Surgical, Inc.	(3,612)	(1,235,087)
Novocure Ltd.	(14,114)	(585,731)
Penumbra, Inc.	(3,612)	(1,242,744)
STAAR Surgical Co.	(18,447)	(969,759)
		(6,827,237)
Health Care Providers & Services – (0.6)%
Guardant Health, Inc.	(39,228)	(1,404,362)

See accompanying notes to the financial statements.

AGF Investments Trust

AGF U.S. Market Neutral Anti-Beta Fund

Schedule of Investments

June 30, 2023

Investments	Shares	Value ($)
Health Care REITs – (0.5)%
Medical Properties Trust, Inc., REIT	(142,158)	$(1,316,383)

Health Care Technology – (1.6)%
Doximity, Inc., Class A	(34,906)	(1,187,502)
Teladoc Health, Inc.	(47,730)	(1,208,524)
Veeva Systems, Inc., Class A	(6,708)	(1,326,373)
		(3,722,399)
Hotel & Resort REITs – (0.5)%
Host Hotels & Resorts, Inc., REIT	(65,403)	(1,100,733)

Hotels, Restaurants & Leisure – (4.3)%
Airbnb, Inc., Class A	(10,525)	(1,348,884)
Caesars Entertainment, Inc.	(26,445)	(1,347,902)
Carnival Corp.	(99,330)	(1,870,384)
DoorDash, Inc., Class A	(16,383)	(1,251,989)
DraftKings, Inc., Class A	(46,182)	(1,227,056)
Norwegian Cruise Line Holdings Ltd.	(75,465)	(1,642,873)
Royal Caribbean Cruises Ltd.	(14,114)	(1,464,186)
		(10,153,274)
Household Durables – (1.1)%
PulteGroup, Inc.	(17,157)	(1,332,756)
Tempur Sealy International, Inc.	(30,831)	(1,235,398)
		(2,568,154)
Independent Power and Renewable Electricity Producers – (0.9)%
AES Corp. (The)	(54,696)	(1,133,848)
Clearway Energy, Inc., Class C	(37,224)	(1,063,118)
		(2,196,966)
Industrial REITs – (0.5)%
Prologis, Inc., REIT	(9,030)	(1,107,349)

Insurance – (0.6)%
Lincoln National Corp.	(52,374)	(1,349,154)

Interactive Media & Services – (1.6)%
Match Group, Inc.	(32,637)	(1,365,859)
Pinterest, Inc., Class A	(43,344)	(1,185,025)
ZoomInfo Technologies, Inc., Class A	(47,472)	(1,205,314)
		(3,756,198)
IT Services – (2.0)%
Cloudflare, Inc., Class A	(18,705)	(1,222,746)
MongoDB, Inc.	(3,870)	(1,590,532)
Okta, Inc.	(12,815)	(888,720)
Twilio, Inc., Class A	(18,447)	(1,173,598)
		(4,875,596)
Leisure Products – (1.0)%
Peloton Interactive, Inc., Class A	(156,348)	(1,202,316)
YETI Holdings, Inc.	(29,799)	(1,157,393)
		(2,359,709)
Life Sciences Tools & Services – (4.3)%
10X Genomics, Inc., Class A	(21,285)	(1,188,554)
Azenta, Inc.	(26,445)	(1,234,453)
Charles River Laboratories International, Inc.	(5,676)	(1,193,379)
Illumina, Inc.	(5,676)	(1,064,193)

Investments	Shares	Value ($)
IQVIA Holdings, Inc.	(5,676)	$(1,275,795)
Medpace Holdings, Inc.	(5,418)	(1,301,241)
Mettler-Toledo International, Inc.	(774)	(1,015,209)
Repligen Corp.	(6,450)	(912,417)
Syneos Health, Inc.	(26,187)	(1,103,520)
		(10,288,761)
Machinery – (0.5)%
ITT, Inc.	(13,856)	(1,291,518)

Media – (1.5)%
DISH Network Corp., Class A	(163,701)	(1,078,790)
Paramount Global, Class B	(77,529)	(1,233,486)
Trade Desk, Inc. (The), Class A	(16,383)	(1,265,095)
		(3,577,371)
Metals & Mining – (3.6)%
Alcoa Corp.	(32,379)	(1,098,619)
Cleveland-Cliffs, Inc.	(76,497)	(1,282,090)
Freeport-McMoRan, Inc.	(32,637)	(1,305,480)
MP Materials Corp.	(49,278)	(1,127,481)
Nucor Corp.	(8,256)	(1,353,819)
Steel Dynamics, Inc.	(11,569)	(1,260,211)
United States Steel Corp.	(50,826)	(1,271,158)
		(8,698,858)
Mortgage Real Estate Investment Trusts (REITs) – (1.0)%
Annaly Capital Management, Inc.	(61,353)	(1,227,673)
Rithm Capital Corp.	(128,871)	(1,204,944)
		(2,432,617)
Multi-Utilities – (0.5)%
Public Service Enterprise Group, Inc.	(18,189)	(1,138,813)

Office REITs – (0.5)%
Alexandria Real Estate Equities, Inc., REIT	(9,763)	(1,108,003)

Oil, Gas & Consumable Fuels – (3.2)%
Antero Resources Corp.	(48,504)	(1,117,047)
Equitrans Midstream Corp.	(185,308)	(1,771,544)
Matador Resources Co.	(23,865)	(1,248,617)
Ovintiv, Inc.	(31,863)	(1,213,024)
Range Resources Corp.	(37,224)	(1,094,386)
Southwestern Energy Co.	(214,785)	(1,290,858)
		(7,735,476)
Passenger Airlines – (2.3)%
American Airlines Group, Inc.	(75,981)	(1,363,099)
Delta Air Lines, Inc.	(30,573)	(1,453,441)
JetBlue Airways Corp.	(159,906)	(1,416,767)
United Airlines Holdings, Inc.	(23,091)	(1,267,003)
		(5,500,310)
Personal Care Products – (1.0)%
Coty, Inc., Class A	(99,588)	(1,223,936)
Estee Lauder Cos., Inc. (The), Class A	(5,676)	(1,114,653)
		(2,338,589)
Pharmaceuticals – (0.5)%
Catalent, Inc.	(29,541)	(1,280,898)

See accompanying notes to the financial statements.

AGF Investments Trust

AGF U.S. Market Neutral Anti-Beta Fund

Schedule of Investments

June 30, 2023

Investments	Shares	Value ($)
Professional Services – (3.1)%
Ceridian HCM Holding, Inc.	(17,673)	$(1,183,561)
CoStar Group, Inc.	(14,114)	(1,256,146)
Equifax, Inc.	(5,418)	(1,274,855)
Paycom Software, Inc.	(3,870)	(1,243,199)
Paylocity Holding Corp.	(6,450)	(1,190,218)
TransUnion	(15,351)	(1,202,444)
		(7,350,423)
Real Estate Management & Development – (2.8)%
Howard Hughes Corp. (The)	(14,876)	(1,174,014)
Jones Lang LaSalle, Inc.	(7,740)	(1,205,892)
Opendoor Technologies, Inc.	(470,979)	(1,893,335)
Zillow Group, Inc., Class A	(25,929)	(1,275,707)
Zillow Group, Inc., Class C	(24,123)	(1,212,422)
		(6,761,370)
Retail REITs – (0.5)%
Brixmor Property Group, Inc., REIT	(55,728)	(1,226,016)

Semiconductors & Semiconductor Equipment – (3.9)%
Advanced Micro Devices, Inc.	(9,030)	(1,028,607)
Applied Materials, Inc.	(8,514)	(1,230,614)
Entegris, Inc.	(11,064)	(1,226,112)
Lam Research Corp.	(1,806)	(1,161,005)
Lattice Semiconductor Corp.	(13,856)	(1,331,146)
NVIDIA Corp.	(2,838)	(1,200,531)
ON Semiconductor Corp.	(13,575)	(1,283,923)
SolarEdge Technologies, Inc.	(3,612)	(971,809)
		(9,433,747)
Software – (8.0)%
AppLovin Corp., Class A	(45,408)	(1,168,348)
Asana, Inc., Class A	(53,148)	(1,171,382)
Atlassian Corp., Class A	(6,966)	(1,168,964)
BILL Holdings, Inc.	(11,569)	(1,351,838)
Confluent, Inc., Class A	(38,970)	(1,376,031)
Datadog, Inc., Class A	(11,824)	(1,163,245)
DocuSign, Inc.	(20,511)	(1,047,907)
Elastic NV	(16,383)	(1,050,478)
Five9, Inc.	(19,479)	(1,606,043)
HashiCorp, Inc., Class A	(33,411)	(874,700)
HubSpot, Inc.	(2,322)	(1,235,513)
RingCentral, Inc., Class A	(36,969)	(1,209,995)
SentinelOne, Inc., Class A	(54,438)	(822,014)
Smartsheet, Inc., Class A	(23,607)	(903,204)
Unity Software, Inc.	(40,248)	(1,747,568)
Zscaler, Inc.	(8,772)	(1,283,344)
		(19,180,574)
Specialized REITs – (1.4)%
CubeSmart, REIT	(24,639)	(1,100,378)
Iron Mountain, Inc., REIT	(20,253)	(1,150,776)
National Storage Affiliates Trust, REIT	(30,057)	(1,046,885)
		(3,298,039)
Specialty Retail – (2.6)%
Chewy, Inc., Class A	(36,208)	(1,429,130)
Floor & Decor Holdings, Inc., Class A	(12,306)	(1,279,332)
RH	(4,386)	(1,445,582)
Wayfair, Inc., Class A	(31,347)	(2,037,868)
		(6,191,912)

Investments	Shares	Value ($)
Textiles, Apparel & Luxury Goods – (1.8)%
Capri Holdings Ltd.	(27,686)	$(993,650)
Crocs, Inc.	(9,763)	(1,097,752)
PVH Corp.	(12,585)	(1,069,347)
Under Armour, Inc., Class A	(155,058)	(1,119,519)
		(4,280,268)
Trading Companies & Distributors – (2.2)%
Air Lease Corp.	(28,251)	(1,182,304)
SiteOne Landscape Supply, Inc.	(7,740)	(1,295,367)
United Rentals, Inc.	(3,096)	(1,378,866)
WESCO International, Inc.	(8,256)	(1,478,319)
		(5,334,856)
Water Utilities – (0.5)%
American Water Works Co., Inc.	(7,740)	(1,104,885)

Total Common Stocks (Proceeds $(256,054,143))		(247,441,235)

Total Short Positions (Proceeds $(256,054,143))		(247,441,235)

Total Investments – (5.5)% (Net Cost and Proceeds $(15,393,130))		(13,210,655)
Other assets less liabilities – 105.5%		251,722,323
Net Assets – 100.0%		$238,511,668

*Non-income producing security.

(a)All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $168,773,073.

(b)Represents less than 0.05% of net assets.

‡Security fair valued as of June 30, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at June 30, 2023 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

As of June 30, 2023, the gross unrealized appreciation (depreciation) of investments based on the net cost and proceeds of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$27,002,722
Aggregate gross unrealized depreciation	(49,829,855)
Net unrealized appreciation	$(22,827,133)
Federal income tax net cost and proceeds of investments (including derivative contracts, if any)	$11,472,698

See accompanying notes to the financial statements.

AGF Investments Trust

AGF U.S. Market Neutral Anti-Beta Fund

Schedule of Investments

June 30, 2023

OTC Total return swap contracts outstanding as of June 30, 2023

Notional Amount	Termination Date(1)	Counterparty	Rate Paid (Received)(2)	Payment Frequency	Underlying Instrument(3)	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Cash Collateral (Received) Pledged ($)	Net Amount(5) ($)
USD 29,944,872	10/2/2023	Morgan Stanley	5.43%	Monthly	Dow Jones U.S. Low Beta Total Return Index(6)	2,227,547	—	2,227,547
USD (34,060,204)	10/2/2023	Morgan Stanley	4.68%	Monthly	Dow Jones U.S. High Beta Total Return Index(7)	(371,327)	371,327(8)	—
						1,856,220		2,227,547

(1)Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)Reflects the floating financing rate (based on the U.S. effective federal funds rate), as of June 30, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. Payments may be made at the conclusion of the agreement or periodically during its term.

(3)The 50 largest components of the referenced underlying Swap Index can be found at www.agf.com/us/resources

(4)The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at year end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or ‘‘net’’ these amounts on its Statement of Assets and Liabilities.

(5)Represents the ‘‘uncollateralized’’ amount due from or (to) the counterparty at year end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum ‘‘thresholds’’ that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from the counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

(6)The Dow Jones U.S. Low Beta Total Return Index (DJTLABT) is designed to measure the performance of 200 companies ranked as having the lowest beta. Beta is calculated using weekly returns for the previous 52 weeks. Dividends are reinvested.

(7)The Dow Jones U.S. High Beta Total Return Index (DJTSABT) is designed to measure the performance of 200 companies ranked as having the highest beta. Beta is calculated using weekly returns for the previous 52 weeks. Dividends are reinvested.

(8)Reflects all or a portion of the amount disclosed on the Statement of Assets and Liabilities as “Segregated cash balance with custodian for swap agreements.” Under U.S. GAAP, the amount disclosed under this caption may not exceed the amount of the liability being collateralized for the benefit of the counterparty.

Abbreviations

USD US Dollar

See accompanying notes to the financial statements.

AGF Investments Trust

AGF Global Infrastructure ETF

Schedule of Investments

June 30, 2023

Investments	Shares	Value ($)
Common Stocks – 92.0%

Broadline Retail – 0.5%
Amazon.com, Inc.*	140	$18,250

Chemicals – 0.6%
Air Products and Chemicals, Inc.	74	22,165

Commercial Services & Supplies – 1.5%
Daiseki Co. Ltd.	600	16,862
Republic Services, Inc.	130	19,912
Waste Connections, Inc.	144	20,580
		57,354
Construction & Engineering – 5.8%
Quanta Services, Inc.	275	54,024
Vinci SA	1,462	169,712
		223,736
Diversified Telecommunication Services – 1.9%
Cellnex Telecom SA	845	34,107
China Tower Corp. Ltd., Class H	160,876	17,862
Deutsche Telekom AG (Registered)	919	20,032
		72,001
Electric Utilities – 14.4%
American Electric Power Co., Inc.	363	30,565
Contact Energy Ltd.	2,886	14,346
Duke Energy Corp.	342	30,691
Edison International	903	62,713
EDP - Energias do Brasil SA	4,400	21,705
Endesa SA	676	14,495
Enel SpA	3,032	20,407
Eversource Energy	477	33,829
Exelon Corp.	1,138	46,362
Fortis, Inc.	774	33,355
Hydro One Ltd.	581	16,600
Kyushu Electric Power Co., Inc.*	2,100	13,396
NextEra Energy, Inc.	1,328	98,538
OGE Energy Corp.	438	15,729
Orsted A/S	94	8,883
Redeia Corp. SA	1,080	18,131
Southern Co. (The)	548	38,497
SSE plc	306	7,154
Terna - Rete Elettrica Nazionale	3,506	29,864
		555,260
Electrical Equipment – 1.5%
Emerson Electric Co.	472	42,664
GS Yuasa Corp.	700	13,627
		56,291
Electronic Equipment, Instruments & Components – 0.9%
Badger Meter, Inc.	82	12,100
Landis+Gyr Group AG	279	23,940
		36,040
Gas Utilities – 6.9%
APA Group	2,168	13,994
Atmos Energy Corp.	249	28,969
China Resources Gas Group Ltd.	7,200	24,625
Enagas SA	2,494	48,986
ENN Energy Holdings Ltd.	1,676	20,875
Italgas SpA	2,927	17,327

Investments	Shares	Value ($)
New Jersey Resources Corp.	299	$14,113
ONE Gas, Inc.	342	26,269
Osaka Gas Co. Ltd.	600	9,179
Snam SpA	5,532	28,897
Spire, Inc.	534	33,877
		267,111
Ground Transportation – 1.8%
Canadian National Railway Co.	200	24,219
Canadian Pacific Kansas City Ltd.	241	19,466
Kyushu Railway Co.	800	17,170
MTR Corp. Ltd.	2,000	9,188
		70,043
Independent Power and Renewable Electricity Producers – 2.5%
AES Corp. (The)	636	13,184
Atlantica Sustainable Infrastructure plc	185	4,336
Capital Power Corp.	300	9,534
China Longyuan Power Group Corp. Ltd., Class H	6,000	6,179
Clearway Energy, Inc.	585	16,708
Engie Brasil Energia SA	1,500	14,313
Northland Power, Inc.	617	12,869
RWE AG	446	19,404
		96,527
Industrial REITs – 0.9%
CapitaLand Ascendas REIT	7,000	14,079
STAG Industrial, Inc., REIT	606	21,743
		35,822
Interactive Media & Services – 0.9%
Alphabet, Inc., Class C*	299	36,170

Machinery – 0.7%
Alfa Laval AB	701	25,543

Multi-Utilities – 10.5%
A2A SpA	20,010	36,530
CenterPoint Energy, Inc.	264	7,696
Consolidated Edison, Inc.	181	16,362
E.ON SE	1,502	19,143
Engie SA	1,550	25,756
National Grid plc	8,544	112,903
REN - Redes Energeticas Nacionais SGPS SA	7,079	19,273
Sempra Energy	940	136,855
Veolia Environnement SA	878	27,736
		402,254
Oil, Gas & Consumable Fuels – 18.5%
Cheniere Energy, Inc.	701	106,804
Enbridge, Inc.	6,519	242,307
Keyera Corp.	1,743	40,195
Kinder Morgan, Inc.	6,862	118,164
ONEOK, Inc.	1,821	112,392
Pembina Pipeline Corp.	673	21,159
Williams Cos., Inc. (The)	2,223	72,537
		713,558
Software – 1.3%
Microsoft Corp.	145	49,378

See accompanying notes to the financial statements.

AGF Investments Trust

AGF Global Infrastructure ETF

Schedule of Investments

June 30, 2023

Investments	Shares	Value ($)

Specialized REITs – 6.2%
American Tower Corp., REIT	497	$96,388
Crown Castle, Inc., REIT	197	22,446
Equinix, Inc., REIT	59	46,253
Iron Mountain, Inc., REIT	359	20,398
Keppel DC REIT	12,700	20,284
SBA Communications Corp., REIT	141	32,678
		238,447
Transportation Infrastructure – 11.8%
Aena SME SA	692	111,756
Auckland International Airport Ltd.*	3,509	18,412
Flughafen Zurich AG (Registered)	89	18,485
Getlink SE	673	11,442
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	299	25,367
Grupo Aeroportuario del Pacifico SAB de CV, ADR	161	28,774
Grupo Aeroportuario del Sureste SAB de CV, ADR	122	33,878
Hutchison Port Holdings Trust	89,592	17,291
Kamigumi Co. Ltd.	912	20,605
Qube Holdings Ltd.	4,299	8,162
Salik Co. PJSC	26,481	22,728
Shenzhen Expressway Corp. Ltd., Class H	14,000	11,935
Transurban Group	10,375	98,486
Yuexiu Transport Infrastructure Ltd.	20,000	9,903
Zhejiang Expressway Co. Ltd., Class H	22,000	16,705
		453,929
Water Utilities – 2.9%
American Water Works Co., Inc.	699	99,782
Essential Utilities, Inc.	263	10,497
		110,279
Total Common Stocks (Cost $3,411,757)		3,540,158

Master Limited Partnerships – 2.1%

Independent Power and Renewable Electricity Producers – 0.5%
Brookfield Renewable Partners LP	615	18,133

Multi-Utilities – 1.0%
Brookfield Infrastructure Partners LP	1,022	37,303

Oil, Gas & Consumable Fuels – 0.6%
Energy Transfer LP	2,014	25,578

Total Master Limited Partnerships (Cost $72,756)		81,014

Investments	Shares	Value ($)
Exchange Traded Funds – 0.3%

SPDR S&P Global Infrastructure ETF (Cost $12,892)	255	$13,609

Total Investments – 94.4% (Cost $3,497,405)		3,634,781
Other assets less liabilities – 5.6%		213,945
Net Assets – 100.0%		$3,848,726

*Non-income producing security.

Abbreviations

ADR American Depositary Receipt

ETF Exchange Traded Fund

PJSC Public Joint Stock Company

SPDR Standard & Poor’s Depositary Receipt

As of June 30, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$241,661
Aggregate gross unrealized depreciation	(105,288)
Net unrealized appreciation	$136,373
Federal income tax cost of investments (including derivative contracts, if any)	$3,498,408

AGF Global Infrastructure ETF invested, as a percentage of net assets, in the following countries as of June 30, 2023:

Australia	3.1%
Brazil	0.9%
Canada	12.3%
China	2.8%
Denmark	0.2%
France	6.1%
Germany	1.5%
Hong Kong	0.7%
Italy	3.5%
Japan	2.4%
Mexico	2.3%
New Zealand	0.9%
Portugal	0.5%
Singapore	0.9%
Spain	6.0%
Sweden	0.7%
Switzerland	1.1%
United Arab Emirates	0.6%
United Kingdom	3.1%
United States	44.8%
Other(1)	5.6%
100.0%

(1)Includes cash and net other assets (liabilities).

See accompanying notes to the financial statements.

AGF Investments Trust

Statements of Assets and Liabilities

June 30, 2023

	AGF U.S. Market Neutral Anti-Beta Fund	AGF Global Infrastructure ETF
ASSETS:
Investments in securities, at value(1)	$234,230,580	$3,634,781
Cash	23,281,543	261,492
Segregated cash balance with custodian for swap agreements (Note 2)	8,006,986	—
Segregated cash balance with broker and custodian for securities sold short (Note 2)	258,554,762	—
Foreign cash(2)	—	119
Unrealized appreciation on swap agreements	2,227,547	—

Receivables:
Securities sold	37,581,053	—
Dividends and interest	1,747,422	12,343
Investment adviser (Note 4)	—	21,905
Foreign tax reclaims	—	735
Prepaid expenses	5,395	5,395
Total Assets	565,635,288	3,936,770

LIABILITIES:
Securities sold short, at value(3)	$247,441,235	$—

Unrealized depreciation on swap agreements	371,327	—
Payables:
Securities purchased	39,768,075	—
Capital shares redeemed	38,488,355	—
Income distributions	—	28,532
Investment management fees	41,442	—
Trustee fees	26,368	268
Dividends on securities sold short	469,139	—
Due to broker for swap agreements	338,687	—
Accrued expenses and other liabilities	178,992	59,244
Total Liabilities	327,123,620	88,044
Net Assets	$238,511,668	$3,848,726

NET ASSETS CONSIST OF:
Paid-in capital	365,649,848	3,973,880
Distributable earnings (loss)	(127,138,180)	(125,154)
Net Assets	$238,511,668	$3,848,726
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets by the number of outstanding shares.
Shares Outstanding	12,700,000	150,001
Net Asset Value	$18.78	$25.66

(1) Investments in securities, at cost	$240,661,013	$3,497,405

(2) Cost of foreign cash	$—	$119

(3) Securities sold short, proceeds	$256,054,143	$—

See accompanying notes to the financial statements.

AGF Investments Trust

Statements of Operations

For the Year Ended June 30, 2023

	AGF U.S. Market Neutral Anti-Beta Fund	AGF Global Infrastructure ETF
INVESTMENT INCOME:
Dividend income	$6,809,549	$159,705
Interest Income on securities sold short	11,741,755	—
Foreign withholding tax on dividends	—	(13,480)
Total Investment Income	18,551,304	146,225

EXPENSES:
Dividends on securities sold short	3,320,014	—
Investment management fees (Note 4)	1,531,206	17,433
Professional fees	403,790	137,199
Custody fees	31,919	5,880
Index fees	14,858	5,478
Chief Compliance Officer fees	68,553	4,785
Treasurer fees	31,169	4,331
Printing and shareholder report fees	66,446	17,363
Listing fees	8,740	10,000
Accounting fees	58,840	30,000
Trustee fees	99,770	1,183
Administration fees (Note 5)	90,548	76,400
Other fees	9,861	1,032
Total Expenses before Adjustments	5,735,714	311,084
Less: waivers and/or reimbursements by Adviser (Note 4)	(885,030)	(293,653)
Total Expenses after Adjustments	4,850,684	17,431
Net Investment Income (Loss)	13,700,620	128,794

NET REALIZED GAIN (LOSS) FROM:
Transactions in Investment securities	(8,466,411)	(231,466)
Foreign currency transactions	—	(4,624)
In-kind redemptions of investments	21,327,531	—
Securities sold short	(29,931,076)	—
Expiration or closing of swap agreements	(4,294,848)	—
Net Realized Gain (Loss)	(21,364,804)	(236,090)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments in securities	(3,157,997)	88,968
Securities sold short	(28,427,198)	—
Swap agreements	(1,261,526)	—
Translation of assets and liabilities denominated in foreign currencies	—	228
Net Change in Unrealized Appreciation (Depreciation)	(32,846,721)	89,196
Net Realized and Unrealized Gain (Loss)	(54,211,525)	(146,894)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(40,510,905)	$(18,100)

See accompanying notes to the financial statements.

AGF Investments Trust

Statements of Changes in Net Assets

	AGF U.S. Market Neutral Anti-Beta Fund		AGF Global Infrastructure ETF
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
OPERATIONS:
Net investment income (loss)	$13,700,620	$19,220	$128,794	$122,147
Net realized gain (loss)	(21,364,804)	(6,915,190)	(236,090)	258,237
Net change in unrealized appreciation (depreciation)	(32,846,721)	35,689,688	89,196	(279,152)
Net Increase (Decrease) in Net Assets Resulting from Operations	(40,510,905)	28,793,718	(18,100)	101,232

DISTRIBUTIONS (Note 2):
Distributable earnings	(3,922,126)	—	(101,939)	(129,114)
Total Distributions	(3,922,126)	—	(101,939)	(129,114)

CAPITAL TRANSACTIONS:(1)
Proceeds from shares issued	484,171,220	145,726,474	—	1,350,959
Cost of shares redeemed	(382,690,904)	(91,876,927)	—	(1,382,461)
Net Increase (Decrease) from Capital Transactions	101,480,316	53,849,547	—	(31,502)
Total Increase (Decrease) in Net Assets	57,047,285	82,643,265	(120,039)	(59,384)

NET ASSETS:
Beginning of year	$181,464,383	$98,821,118	$3,968,765	$4,028,149
End of Year	$238,511,668	$181,464,383	$3,848,726	$3,968,765

SHARE TRANSACTIONS:
Beginning of year	8,350,000	5,850,000	150,001	150,001
Shares issued	1,450,000	550,000	—	—
Shares issued in-kind	22,250,000	6,900,000	—	50,000
Shares redeemed	(900,000)	(3,850,000)	—	—
Shares redeemed in-kind	(18,450,000)	(1,100,000)	—	(50,000)
Shares Outstanding, End of Year	12,700,000	8,350,000	150,001	150,001

(1)Capital transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 7 to the Financial Statements.

(This page intentionally left blank.)

See accompanying notes to the financial statements.

AGF Investments Trust

Financial Highlights for a share outstanding throughout the periods indicated

	PER SHARE OPERATING PERFORMANCE										RATIOS/SUPPLEMENTAL DATA
	Investment Operations				Distributions						Ratios to Average Net Assets of(2)							Total Return(3)(4)
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss)	Total investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Transaction fees(9)	Net asset value, end of period	Expenses, after waivers and/or reimbursements and before securities sold short	Expenses, after waivers and/or reimbursements and securities sold short	Expenses, before waivers and/or reimbursements and after securities sold short	Net investment income (loss)	Net investment income (loss), before waivers	Net investment income (loss) net of reimbursements excluding special dividends(10)	Net investment income (loss) per share excluding special dividends(11)	Net asset value(5)	Market value (unaudited)(6)	Portfolio turnover rate (excluding short sales)(3)(7)	Portfolio turnover rate (including short sales)(3)(7)	Ending net assets (thousands)
AGF U.S. Market Neutral Anti-Beta Fund
Year ended June 30, 2023	$21.73	$0.82	$(3.59)	$(2.77)	$(0.21)	$—	$—	$(0.21)	$0.03	$18.78	0.45%	1.43%	1.69%	4.03%	3.77%	4.03%	$0.82	-12.71%	-13.05%	118%	367%	$238,512
Year ended June 30, 2022	16.89	—(8)	4.82	4.82	—	—	—	—	0.02	21.73	0.45	1.54	2.06	0.02	(0.50)	0.02	—(8)	28.66	28.93	145	321	181,464
Year ended June 30, 2021	24.25	(0.22)	(7.16)	(7.38)	—	—	—	—	0.02	16.89	0.45	2.53	3.01	(1.09)	(1.57)	(1.09)	(0.22)	-30.35	-30.45	35	225	98,821
Year ended June 30, 2020	21.83	0.06	2.52	2.58	(0.20)	—	—	(0.20)	0.04	24.25	0.45	2.19	2.57	0.25	(0.13)	0.25	0.06	12.07	11.99	144	483	192,755
Year ended June 30, 2019	20.05	0.31	1.52	1.83(13)	(0.09)	—	—	(0.09)	0.04	21.83	0.50	2.16	2.94	1.45	0.67	1.42	0.30	9.30	9.66	116	341	65,492
AGF Global Infrastructure ETF
Year ended June 30, 2023	26.46	0.86	(0.98)	(0.12)	(0.68)	—	—	(0.68)	—	25.66	0.45(12)	0.45(12)	8.03(12)	3.32	(4.26)	3.32	0.86	-0.35	-0.54	78	78	3,849
Year ended June 30, 2022	26.85	0.75	(0.37)	0.38	(0.77)	—	—	(0.77)	—	26.46	0.45(12)	0.45(12)	5.74(12)	2.70	(2.59)	2.70	0.75	1.35	1.31	56	56	3,969
Year ended June 30, 2021	23.22	0.93	3.34	4.27	(0.64)	—	—	(0.64)	—	26.85	0.45(12)	0.45(12)	9.01(12)	3.73	(4.83)	3.73	0.93	18.72	18.10	44	44	4,028
Year ended June 30, 2020	25.75	0.71	(2.55)	(1.84)	(0.69)	—(8)	—	(0.69)	—	23.22	0.45(12)	0.45(12)	6.81(12)	2.82	(3.54)	2.82	0.71	-7.32	-6.76	32	32	2,322
For the period 05/23/19* – 06/30/19	25.00	0.14	0.61	0.75	—	—	—	—	—	25.75	0.45(12)	0.45(12)	16.91(12)	5.28	(11.19)	5.28	0.14	3.00	3.00	—	—	2,575

*Commencement of investment operations.

(1)Net investment income (loss) per share is based on average shares outstanding.

(2)Annualized for periods less than one year.

(3)Not annualized for periods less than one year.

(4)Had certain expenses not been waived/reimbursed during the periods, if applicable, total returns would have been lower.

(5)Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

(6)Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the midpoint of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.

(7)In-kind transactions are not included in portfolio turnover calculations.

(8)Per share amount is less than $0.01.

(9)Includes transaction fees associated with the issuance and redemption of Creation Units.

(10)This ratio reflects the exclusion of large, non-recurring dividends (special dividends) recognized by the Funds during the period. If a special dividend was received during a period, this ratio will be lower than the net investment income (loss) to average net assets ratio presented for the same period herein.

(11)This ratio reflects the exclusion of large, non-recurring dividends (special dividends) recognized by the Funds during each period. If a special dividend was received during a period, this ratio will be lower than the net investment income (loss) per share ratio presented for the same period herein.

(12)The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(13)Due to certain Financial Highlight presentation reclassifications, these amounts may differ from what was presented in previous shareholder reports.

AGF Investments Trust

Notes to Financial Statements

June 30, 2023

1. Organization

AGF Investments Trust (the ‘‘Trust’’), a Delaware statutory trust, was formed on November 19, 2009. The Trust consists of 4 funds, 2 of which are presented herein, AGF U.S. Market Neutral Anti-Beta Fund, and AGF Global Infrastructure ETF (each, a “Fund”; collectively, the “Funds”). The remaining 2 funds are presented in a separate report. AGF Investments LLC (the “Adviser”) is the investment adviser to each Fund. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The investment objective of the AGF U.S. Market Neutral Anti-Beta Fund is to provide a consistent negative beta exposure to the U.S equity market. The Fund will invest primarily in long positions in low beta U.S equities and short positions in high beta U.S equities on a dollar neutral basis, within sectors. The AGF Global Infrastructure ETF seeks to achieve its investment objective of long-term capital appreciation by investing, under normal circumstances, in securities of infrastructure-related companies located throughout the world, including the U.S. and infrastructure-related investments. Each Fund is classified as a “diversified” Fund within the meaning of the 1940 Act. There can be no assurance that the Funds will achieve their respective investment objectives.

2. Significant Accounting Policies

Each Fund, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies.”

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation

The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (‘‘NYSE’’), generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing a Fund’s net assets (i.e. total assets, less liabilities) by the number of shares it has outstanding.

The value of each Fund’s securities is based on such securities’ closing price on local markets when available. Such valuations would typically be categorized as Level 1 in the fair value hierarchy described below. If market quotations are not readily available, securities are priced at their fair value as determined in good faith by the Adviser in accordance with the Trust’s and Adviser’s valuation procedures. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as “Valuation Designee” to perform fair value determinations with respect to all the investments of the Funds as well as to perform all the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Adviser has established a Valuation Committee (“Committee”) and may carry out its responsibilities as Valuation Designee with respect to the Funds through the Committee, pursuant to policies and procedures approved by the Board. The Committee is responsible for, among other things, determining and monitoring the value of each Fund’s assets and providing such information to the Adviser as Valuation Designee.

Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security. Securities of non-exchange traded and exchange traded investment companies are valued at their NAV and market value, respectively.

Generally, the AGF U.S. Market Neutral Anti-Beta Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security is closed or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing source approved by the Trustees) and records the change in value, if any, as unrealized gain or loss. Such valuations would typically be categorized as Level 2 in the fair value hierarchy described below. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

For equity securities, the Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value,” that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds. Securities using these valuation adjustments are categorized as Level 2 in the fair value hierarchy.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•Level 1 — Quoted prices in active markets for identical assets that the Funds have the ability to access.

•Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2023 for each Fund based upon the three levels defined above:

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
AGF U.S. Market Neutral Anti-Beta Fund
Investments
Assets
Common Stocks**	$234,230,580	$—	$—*	$234,230,580
Liabilities
Common Stocks**	$(247,441,235)	$—	$—	$(247,441,535)
Total Investments	$(13,210,655)	$—	$—	$(13,210,655)
Other Financial Instruments
Assets
Swap Agreement***	$—	$2,227,547	$ —	$2,227,547
Liabilities
Swap Agreement***	$—	$(371,327)	$—	$(371,327)
Total Other Financial Instruments	$—	$1,856,220	$—	$1,856,220

AGF Global Infrastructure ETF
Investments
Common Stocks**	3,540,158	—	—	3,540,158
Exchange Traded Funds	13,609	—	—	13,609
Master Limited Partnerships	81,014	—	—	81,014
Total Investments	$3,634,781	$—	$—	$3,634,781

*Security has zero value.

**See Schedule of Investments for segregation by industry.

***The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to a Fund’s NAV than the uncertainties surrounding inputs for a non-derivative security with the same market value.

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

Real Estate Investment Trusts (“REITs”)

Each Fund may invest in REITs. Equity REITs invest primarily in real property while mortgage REITs make construction, development and long term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment.

REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for tax free income status under the Internal Revenue Code of 1986 and failing to be exempt from registration as a registered investment company under the 1940 Act.

Distributions from REIT investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Funds record the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Funds may be subsequently revised based on information received from the REITs after their tax reporting periods have concluded.

Foreign Currency Translation

The books and records of the AGF Global Infrastructure ETF are maintained in U.S. dollars. The Fund’s assets and liabilities in foreign currencies are translated into U.S. dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The Fund’s income earned and expense incurred in foreign denominated currencies are translated into U.S. dollars at the prevailing exchange rate on the date of such activity.

The AGF Global Infrastructure ETF does not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) on investments in securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statement of Operations.

Net realized gains (losses) on foreign currency transactions reported on the Statement of Operations arise from sales of foreign currency, realized currency gains or losses, including foreign exchange contracts, between the trade and settlement dates on securities transactions and the difference in the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net changes in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies reported on the Statement of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Derivatives Regulatory Matters

Pursuant to Commodity Futures Trading Commission-imposed limitations on commodities trading by certain regulated entities, in order to qualify for an exclusion from registration and regulation as a commodity pool operator under the Commodity Exchange Act (“CEA”), a Fund may only use a de minimis amount of commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC). A de minimis amount is defined as an amount such that the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a Fund’s NAV, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Because the Funds are expected to engage only in a de minimis amount of such transactions, the Adviser has claimed such an exclusion. Therefore, it is not subject to the registration requirements of the CEA.

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund’s derivative transactions, impede the employment of a Fund’s derivatives strategies, or adversely affect the Fund’s performance. For instance, in October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the “derivatives rule”). Subject to certain exceptions, the derivatives rule requires a Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives users” exception that is included in the derivatives rule. Under the derivatives rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. In addition, under the derivatives rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the Investment Company Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a derivatives transaction for purposes of compliance with the derivatives rule. Furthermore, under the derivatives rule, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the Investment Company Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and unfunded commitments as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Adviser cannot predict the effects of these requirements on a Fund. The Adviser intends to monitor developments and seek to manage a Fund in a manner consistent with achieving the Fund’s investment objective.

Short Sales

The AGF U.S Market Neutral Anti-Beta Fund enters into short sales. A short sale is a transaction in which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, a Fund is required to repay the lender any dividends it receives, or interest which accrues, during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund closes out the short sale. A Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale. Short sales may be subject to unlimited losses as the price of a security can rise infinitely.

The Funds are required to comply with the derivatives rule when they engage in short sales.

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

Swap Agreements

The AGF U.S Market Neutral Anti-Beta Fund may enter into swap agreements. The Fund currently enters into equity or equity index swap agreements for purposes of attempting to gain exposure to an index or group of securities without actually purchasing those securities. Although some swap agreements may be exchange-traded, others are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. Most, if not all, swap agreements entered into by the Fund will be two-party contracts. In connection with the Fund’s positions in a swaps contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. In such a standard ‘‘swap’’ transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or ‘‘swapped’’ between the parties are calculated with respect to a ‘‘notional amount,’’ i.e., the return on or increase in value of a particular dollar amount invested in a ‘‘basket’’ of securities representing a particular index or group of securities. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

A Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. On a long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.

A Fund agrees to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement will generally be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. As a trading technique, the Adviser may substitute physical securities with a swap agreement having risk characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In as much as these transactions are entered into for hedging purposes or are offset by cash or liquid assets identified on the Funds’ books to cover their exposure, the Funds and the Adviser believe that these transactions will not constitute senior securities within the meaning of the 1940 Act, and will not be subject to a Fund’s borrowing restrictions.

The swap market has grown substantially in recent periods with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market. The Adviser, under the oversight of the Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements.

In the normal course of business, a Fund enters into International Swaps and Derivatives Association (‘‘ISDA’’) agreements with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the Funds’ ISDA agreements contain provisions that require the Funds to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Funds’ NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Funds were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Funds will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts.

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

The following represents the average monthly outstanding swap contracts for the year ended June 30, 2023:

Fund	Average Notional Amount Long	Average Notional Amount Short
AGF U.S. Market Neutral Anti-Beta Fund	$42,164,498	$(28,023,327)

The following table indicates the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations for the year ended June 30, 2023:

Fair Value of Derivative Instruments as of June 30, 2023
Fund	Risk Type	Derivatives not accounted for as hedging instruments under ASC 815	Location	Assets Value	Liabilities Value
	Interest Rate	Swap agreements	Unrealized appreciation/ depreciation on swap agreements
AGF U.S. Market Neutral Anti-Beta Fund				$2,227,547	$371,327

The Effect of Derivative Instruments on the Statements of Operations as of June 30, 2023
Fund	Risk Type	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
	Interest Rate	Swap agreements
AGF U.S. Market Neutral Anti-Beta Fund			$(4,294,848)	$(1,261,526)

Expenses

Expenses of the Trust, which are directly identifiable to a specific fund are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Taxes and Distributions

Each Fund intends to qualify (or continue to qualify) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent each Fund distributes substantially all its taxable net investment income and net capital gains to its shareholders. Therefore, no provision for federal income tax should be required. Management of the Funds is required to determine whether a tax position taken by the Funds is more likely than not to be sustained upon examination by the applicable taxing authority. Based on its analysis, Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements as of June 30, 2023. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. Management of the Funds are required to determine whether a tax position taken by the Funds is more likely than not to be sustained upon examination by the applicable taxing authority. Based on its analysis, Management has concluded that the Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the period ended June 30, 2023.

Distributions to shareholders from net investment income, if any, are distributed annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. Net capital gains are distributed at least annually.

The tax character of distributions paid may differ from the character of distributions shown on the Financial Highlights due to short-term capital gains being treated as ordinary income for tax purposes.

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

The tax character of the distributions paid for the tax years ended June 30, 2023 and 2022 were as follows:

	Year Ended June 30, 2023			Year Ended June 30, 2022
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital Gains	Total Distributions	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital Gains	Total Distributions
AGF U.S. Market Neutral Anti-Beta Fund	$3,922,126	$—	$3,922,126	$—	$—	$—
AGF Global Infrastructure ETF	101,939	—	101,939	129,114	—	129,114

As of June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*
AGF U.S. Market Neutral Anti-Beta Fund	$9,085,701	$—	$(113,396,748)	$(22,827,133)
AGF Global Infrastructure ETF	5,383	—	(266,918)	136,381

*The differences between the book and tax basis unrealized appreciation (depreciation) is attributable to tax deferral of losses on wash sales, loss deferrals on unsettled short sales, non-taxable special dividends, mark to market of Passive Foreign Investment Companies (PFICs) and investments in partnerships.

Permanent differences, primarily due to gain (loss) on in-kind redemptions, net operating loss, and investments in partnerships, as of June 30, 2023, among the Funds’ components of net assets are as follows:

Fund	Distributable earnings (loss)	Paid in Capital
AGF U.S. Market Neutral Anti-Beta Fund	$(20,366,593)	$20,366,593
AGF Global Infrastructure ETF	5	(5)

As of June 30, 2023, the Funds had capital loss carryforwards (“CLCFs”) available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, and are not subject to expiration. For the tax year ended June 30, 2023, the following Funds had available capital loss carryforwards to offset future net capital gains and utilized capital loss carryforwards to offset net capital gains:

Fund	Indefinite Short-term	Indefinite Long-term	Total	Utilized Capital Loss Carryforwards
AGF U.S. Market Neutral Anti-Beta Fund	$84,760,867	$4,723,630	$89,484,497	$—
AGF Global Infrastructure ETF	97,415	53,689	151,104	—

Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of June 30, 2023, the following Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on July 1, 2023:

Fund	Ordinary Late Year Loss Deferrals	Post-October Capital Losses	Total
AGF U.S. Market Neutral Anti-Beta Fund	$—	$23,912,251	$23,912,251
AGF Global Infrastructure ETF	—	115,814	115,814

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

3. Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Dividend income, net of any applicable foreign withholding taxes, is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Foreign withholding taxes and foreign capital gains taxes, if any, have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations. Large, non-recurring dividends recognized by the Funds are presented separately on the Statements of Operations as ‘‘Special Dividends’’ and the impact of these dividends is presented in the Financial Highlights. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

4. Investment Management Fees

Pursuant to the Advisory Agreement (“Advisory Agreement”), the Adviser manages the investment and reinvestment of the Funds’ assets and administers the affairs of the Funds under the oversight of the Board of Trustees. Pursuant to the Advisory Agreement, AGF U.S. Market Neutral Anti-Beta Fund, and AGF Global Infrastructure ETF, each pay the Adviser a management fee for its services payable on a monthly basis at the annual rate of 0.45% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive the fees and reimburse expenses of each Fund until at least November 1, 2025, so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses (“AFFE”), and extraordinary expenses) (“Operating Expenses”) are limited to 0.45% of average daily net assets for each of the AGF U.S. Market Neutral Anti-Beta Fund and AGF Global Infrastructure ETF (collectively, the “Expense Caps”). In addition, the Adviser has contractually agreed to reduce its management fees to the extent of any acquired fund fees and expenses incurred by a Fund that are attributable to the management fee paid to the Adviser (or an affiliated person of the Adviser) by an underlying fund in which a Fund invests. AFFE are expenses incurred indirectly by a Fund through its ownership of share in other investment companies. Because AFFE are not direct expenses of a Fund, they are not reflected separately on the Funds’ financial statements. This undertaking can only be changed with the approval of the Board of Trustees of the Funds.

For the year ended June 30, 2023, management fee waivers and expense reimbursements were as follows:

Fund	Management Fees Waived	Expense Reimbursements
AGF U.S. Market Neutral Anti-Beta Fund	$885,030	$—
AGF Global Infrastructure ETF	17,433	276,220

Each Fund has agreed that it will repay the Adviser for fees and expenses forgone or reimbursed for the Fund pursuant to the contractual expense limitation described above. Such repayment would increase a Fund’s expenses and would appear on the Statements of Operations as “Repayment of prior expenses waived and/or reimbursed by the Adviser.” However, repayment would only occur up to the point of each Fund’s expense cap.

Any such repayment must be made within three years from the date the expense was borne by the Adviser. Any such repayment made under any prior expense cap cannot cause the Fund’s Operating Expenses to exceed the lower of 0.45% of average daily net assets for the AGF U.S. Market Neutral Anti-Beta Fund and AGF Global Infrastructure ETF, or the annual rate of daily net assets for the Fund under the terms of a prior expense cap. For the year ended June 30, 2023, none of the Funds repaid expenses to the Adviser.

As of June 30, 2023, the amounts eligible for repayment and the associated period of expiration are as follows:

	Expires June 30,			Total Eligible for Recoupment
Fund	2024	2025	2026
AGF U.S. Market Neutral Anti-Beta Fund	$750,711	$612,540	$885,030	$2,248,281
AGF Global Infrastructure ETF	234,788	239,291	293,653	767,732

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

5. Administration, Accounting, Custodian and Transfer Agent Fees

JPMorgan Chase Bank, N.A. (“JPMorgan”) acts as administrator (the “Administrator”), fund accounting agent, transfer agent and custodian to the Funds. The Administrator provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Funds under federal and state securities laws. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; each Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund pays the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. As custodian, JPMorgan holds cash, securities and other assets of the Funds as required by the 1940 Act. As compensation for the services, the Custodian is entitled to fees and reasonable out-of-pocket expenses.

6. Distribution and Fund Officers

Foreside Fund Services, LLC serves as the Funds’ distributor (the ‘‘Distributor’’). The Trust has adopted a distribution and service plan (‘‘Plan’’) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (‘‘Service Providers’’). If a Service Provider provides such services, a Fund may pay fees at an annual rate not to exceed 0.25% of its average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Funds and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Funds and may cost you more than other types of sales charges.

Foreside Fund Officer Services, LLC (‘‘FFOS’’), an affiliate of the Distributor, provides a Chief Compliance Officer as well as certain additional compliance support functions to the Funds. Foreside Management Services, LLC (‘‘FMS’’), an affiliate of the Distributor, provides a Principal Financial Officer and Treasurer to the Funds. Neither FFOS nor FMS have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund.

7. Issuance and Redemption of Fund Shares

The Funds are exchange-traded funds or ETFs. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Information regarding how often the shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds for the most recently completed five fiscal years and the most recently completed calendar quarters can be found at www.agf.com/us. This information represents past performance and cannot be used to predict future results.

The Funds will only issue or redeem shares aggregated into blocks of 50,000 shares or multiples thereof (‘‘Creation Units’’) to Authorized Participants who have entered into agreements with the Funds’ Distributor. An Authorized Participant is either (1) a ‘‘Participating Party,’’ (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (‘‘Clearing Process’’), or (2) a participant of DTC (‘‘DTC Participant’’), and, in each case, must have executed an agreement (‘‘Participation Agreement’’) with the distributor with respect to creations and redemptions of Creation Units. The Funds will issue or redeem Creation Units in return for a basket of assets that the Funds specify each day.

Shares are listed on the NYSE Arca, Inc.TM and are publicly traded. If you buy or sell Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV if you purchase or redeem Fund shares in Creation Units.

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Funds’ Administrator to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Additionally, a portion of the transaction fee is used to offset transactional costs typically accrued in the Funds’ custody expenses directly related to the issuance and redemption of Creation Units. An additional variable fee may be charged for certain transactions. Such fees would be included in the receivable for capital shares issued on the Statements of Assets and Liabilities. Transaction fees assessed during the period, which are included in the proceeds or cost from shares issued or redeemed on the Statements of Changes in Net Assets, were as follows:

Fund	Year Ended June 30, 2023
AGF U.S. Market Neutral Anti-Beta Fund	$438,442

8. Investment Transactions

For the year ended June 30, 2023, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, derivatives and in-kind transactions, were as follows:

	Purchases		Sales
Fund	Long	Short Covers	Long	Short
AGF U.S. Market Neutral Anti-Beta Fund	$355,545,003	$661,325,423	$326,330,627	$716,815,871
AGF Global Infrastructure ETF	2,913,072	—	3,075,689	—

9. In-Kind Transactions

During the period presented in this report, certain Funds delivered securities of the Funds in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.

For the year ended June 30, 2023, the value of the securities transferred for redemptions, and the net realized gains recorded in connection with the transactions were as follows:

Fund	Value	Realized Gain
AGF U.S. Market Neutral Anti-Beta Fund	$323,676,946	$21,327,531

During the period, certain Funds of the Trust received cash and securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended June 30, 2023, the value of the securities received for subscriptions were as follows:

Fund	Value
AGF U.S. Market Neutral Anti-Beta Fund	$378,574,273

10. Principal Investment Risks

Some principal risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other principal risks in addition to these identified principal risks. This section discusses certain principal risks encountered by the Funds. A more complete description of the principal risks to which each Fund is subject is included in the Funds’ prospectus.

Market Risk: The value of a Fund’s investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. War and occupation, terrorism and related geopolitical risks, natural disasters, and public health emergencies, including an epidemic or pandemic may lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, there is a risk that policy changes by the U.S. government, Federal Reserve and/or other government actors, such as changing interest rates, could cause increased volatility in financial markets. From time to time, markets may experience stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the NAV of a Fund’s shares. Although the precise and future impact of the COVID-19 pandemic remains unknown, it has introduced uncertainty and volatility in global markets and economies. This impact may be for a short-term or extend for a longer term, may exacerbate pre-existing risks to a Fund and may adversely affect the performance of a Fund.

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

Single Factor Risk: The AGF U.S. Market Neutral Anti-Beta Fund invests in securities based on a single investment factor and is designed to be used as part of broader asset allocation strategies. An investment in the Fund is not a complete investment program. There is no guarantee that a stock that exhibited characteristics of a single factor in the past will exhibit that characteristic in the future.

Anti-Beta Risk: Anti-beta investing entails investing in securities that are less volatile and shorting securities that are more volatile relative to a market index based on historical market index data. There is a risk that the present and future volatility of a security, relative to the market index, will not be the same as it has historically been and thus that the Fund will not be invested in the less volatile securities in the universe. In addition, the AGF U.S Market Neutral Anti-Beta Fund may be more volatile than the universe since it will have short exposure to the most volatile stocks in the universe. Volatile stocks are subject to sharp swings in price.

Authorized Participants Concentration Risk: Only a member or participant of a clearing agency registered with the Securities and Exchange Commission (“SEC”), which has a written agreement with a Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units (an “Authorized Participant”) may purchase and redeem Shares directly from the Fund. Each Fund has a limited number of Authorized Participants. To the extent the Authorized Participants cannot or are otherwise unwilling to engage in creation and redemption transactions with a Fund, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value (“NAV”) and may face trading halts and/or delisting from the Exchange. Risk may be heightened for a fund that invests in securities or instruments that have lower trading volumes.

Cash Transactions Risk: A Fund may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Accordingly, a Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may subsequently recognize gains on such sales that a Fund might not have recognized if it were to distribute portfolio securities in-kind. As a result, an investment in a Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time a Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will be passed on to Authorized Participants in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of a Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

Derivatives Risk: The AGF U.S Market Neutral Anti-Beta Fund’s use of derivatives, such as futures contracts and swap agreements, among other instruments — may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in unanticipated ways. Derivatives may be highly volatile, and the Fund could lose more than the amount it invests and can be subject to increased market risk as a result of investing in derivatives. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The Fund’s use of derivatives may increase the amount and affect the timing and character of taxable distributions payable to shareholders. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that the Fund will engage in derivative transactions to reduce exposure to other risks when that would be beneficial. Derivatives may be subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty. The Fund may also not be able to exercise remedies, such as the termination of transactions and netting of obligations, and realization on collateral could be stayed or eliminated under special resolutions adopted in various jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities of a counterparty to the Fund who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”). In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

Emerging Markets Risk: The AGF Global Infrastructure ETF may invest in issuers located in or economically tied to emerging market economies (including frontier market economies). Investments in securities of issuers located in emerging market economies (including frontier market economies) are generally riskier than investments in securities of issuers from more developed economies. Emerging market economies generally have less developed and more volatile securities trading markets with untimely and unreliable information. Emerging market economies also generally have less developed legal, financial, auditing, and accounting systems, and a greater likelihood of nationalization or confiscation of assets and companies than do developed economies. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities to bring actions against bad actors may be limited. These same risks exist and may be greater in frontier markets.

Equity Investing Risk: Equity investments are subject to risks such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent unprecedented turbulence in financial markets, reduced liquidity in credit and fixed income markets, or rising interest rates may negatively affect many issuers worldwide, which may have an adverse effect on the Funds. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and the markets generally.

Flash Crash Risk: An exchange or market may close or issue trading halts on specific securities. In such circumstances, a Fund may be unable to accurately price its investments and/or may incur substantial trading losses. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of one or more trading days. In such market conditions, market or stop-loss orders to sell the ETF shares may be executed at market prices that are significantly below NAV.

Foreign Currency Risk: Securities and other instruments in which the AGF Global Infrastructure ETF invest may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Securities Risk: Foreign investments involve additional risks because financial markets outside of the United States may be less liquid and companies may be less regulated and have lower standards of accounting and financial reporting. There may not be an established stock market or legal system that adequately protects the rights of investors. Foreign investments can also be affected by social, political, or economic instability. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign governments may impose investment restrictions. In general, securities issued by companies in more developed markets, such as the United States, Canada and Western Europe, have a lower foreign market risk. Securities issued in emerging or developing markets, such as Southeast Asia or Latin America, tend to have a higher foreign market risk than securities issued in developed markets.

Infrastructure Investment Risk: Securities and instruments of infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints and funding that impact publicly funded projects, the effects of 50 general economic conditions throughout the world, surplus capacity and depletion concerns, service interruptions, increased competition from other providers of services, uncertainties regarding the availability of fuel at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Infrastructure companies will also be affected by technological innovations that may render existing plants, equipment or products obsolete and natural or man-made disasters. Additionally, infrastructure related entities may be subject to regulation by various governmental authorities and

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, resulting in delays and cost overruns. Companies operating in the infrastructure industry also face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events. In addition, natural risks, such as earthquakes, floods, lightning, hurricanes, tsunamis and wind, are inherent risks in infrastructure company operations.

Leverage Risk: The use of short selling and swap agreements allows the AGF U.S Market Neutral Anti-Beta Fund to obtain investment exposures greater than their NAV by a significant amount, i.e., use leverage. Use of leverage involves special risks and can result in losses that exceed the amount originally invested. Use of leverage tends to magnify increases or decreases in the Fund’s returns and may lead to a more volatile share price.

Market Neutral Style Risk: During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, the AGF U.S Market Neutral Anti-Beta Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. In addition, because the Fund employs a dollar-neutral strategy to achieve market neutrality, the beta of the Fund (i.e., the relative volatility of the Fund as compared to the market) will vary over time and may not be equal to zero.

Premium/Discount and Bid/Ask Risk: Fund shares may trade at prices that are above or below their NAV per share. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Although market makers will generally take advantage of differences between the NAV and the trading price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. Decisions by market makers or Authorized Participants to reduce their role or “step away” from market making or creation/redemption activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio securities and a Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intraday bid/ask spreads for Fund shares. Large bid/ask spreads may adversely impact the performance of a Fund.

REIT Risk: Through its investments in REITs, a Fund will be subject to the risks of investing in the real estate market, including decreases in property values and revenues and increases in interest rates.

Secondary Market Trading Risk: Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.

Short Sale Risk: Short sales are transactions in which the AGF U.S Market Neutral Anti-Beta Fund sells securities that it owns or has the right to acquire at no added cost (i.e., “against the box”) or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete the transaction, the Fund must borrow the stock to make delivery to the buyer. The Fund is then obligated to replace the stock borrowed by purchasing the stock at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the stock was sold by the Fund. If the underlying stock goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results. In addition, a Fund may not achieve its investment objective, including during a period in which the Adviser takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. There is also the inherent risk in the portfolio manager’s ability to anticipate changing market conditions that can adversely affect the value of a Fund’s holdings.

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

11. Guarantees and Indemnifications

In the normal course of business, a Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

12. Recent Accounting Pronouncements

In June 2022, the FASB issued ASU 2022-03, “Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.” The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Management is evaluating the implications of this guidance to future financial statements.

13. Subsequent Events

Management has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements.

AGF Investments Trust

Report of Independent Registered Public Accounting Firm

June 30, 2023

To the Shareholders of AGF U.S. Market Neutral Anti-Beta Fund and AGF Global Infrastructure ETF and Board of Trustees of AGF Investments Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AGF U.S. Market Neutral Anti-Beta Fund (formerly AGFiQ U.S. Market Neutral Anti-Beta Fund) and AGF Global Infrastructure ETF (formerly AGFiQ Global Infrastructure ETF)(the “Funds”), each a series of AGF Investments Trust, as of June 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended June 30, 2022, and prior, were audited by other auditors whose report dated August 26, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
August 25, 2023

AGF Investments Trust

Expense Examples (Unaudited)

June 30, 2023

As a shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees, other operational and investment related expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2023.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2023.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on the purchases and sales of Fund shares. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 01/01/23	Ending Account Value 06/30/23	Expenses Paid During the Period*	Annualized Expense Ratio During Period
AGF U.S. Market Neutral Anti-Beta Fund
Actual	$1,000.00	$885.80	$6.73	1.44%
Hypothetical	$1,000.00	$1,017.65	$7.20	1.44%
AGF Global Infrastructure ETF(a)
Actual	$1,000.00	$1,033.60	$2.27	0.45%
Hypothetical	$1,000.00	$1,022.61	$2.26	0.45%

*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181 days in the most recent fiscal half-year divided by 365 days in the fiscal year (to reflect the one half year period).

(a)The annualized expense ratio does not reflect the indirect expenses of the underlying Fund in which it invests.

AGF Investments Trust

Board Consideration of the Investment Advisory Agreement (Unaudited)

At a meeting held on February 27, 2023, the Board of Trustees (“Board”) of AGF Investments Trust (“Trust”), including the Trustees who are not “interested persons” of the Trust or AGF Investments LLC (“AGFUS” or the “Adviser”) (including its affiliates) (such Trustees, the “Independent Trustees”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between AGFUS and the Trust, on behalf of the AGF U.S. Market Neutral Anti-Beta Fund (“BTAL”) and AGF Global Infrastructure ETF (“GLIF”) (collectively, the “ETFs”).

In evaluating the Agreement, the Board, including the Independent Trustees, reviewed materials furnished by the Adviser and met with senior representatives of the Adviser. The Board also considered materials that they had received at past meetings, including routine quarterly meetings, relating to the nature, extent and quality of the Adviser’s services, including information concerning each ETF’s advisory fee, net expense ratio, and performance. Generally, the Board considered the following factors in connection with its renewal of the Agreement: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of each ETF; (3) the costs of the services provided; (4) the extent to which economies of scale might be realized as each ETF grows; (5) whether fee levels reflect such potential economies of scale, if any, for the benefit of investors; and (6) any other benefits derived by the Adviser from its relationship with the ETFs.

Nature, Extent and Quality of Services; Investment Performance

With respect to the nature, extent and quality of the services provided, the Board considered the portfolio management and other personnel who provide investment-related services to the ETFs at the Adviser, including pursuant to a participating affiliate arrangement, the compliance function of the Adviser, and the financial condition of the Adviser. In this regard, the Board evaluated the integrity of the Adviser’s personnel, the experience of the portfolio management team, including in managing long-short and market neutral strategies, and the management of each ETF in accordance with its investment objective and policies. The Board considered the historic ability of the portfolio managers to manage BTAL to closely track its benchmark index, the S&P Dow Jones US Market Neutral Anti-Beta Total Return Index (the “Index”) in periods when BTAL seeks to track the Index, and their due diligence in developing the active strategy currently employed by the ETF to mitigate the impact of momentum and leverage on returns in other periods.

With respect to the performance of BTAL, the Board considered BTAL’s performance since inception and for the last quarter, one-year, three-year and five-year periods. In this regard, among other things, the Board considered BTAL’s returns compared to the returns of the Index, its Morningstar peer category and one or more funds identified by the Adviser as comparable (“Comparator Funds”). With respect to BTAL’s performance relative to its Morningstar peer category, the Board noted that BTAL underperformed in the 3-year period, but outperformed in the 3-month, 1-year, and 5-year periods. With respect to BTAL’s performance relative to the Comparator Funds, the Board considered that the Comparator Funds do not employ comparable investment strategies inasmuch as the Comparator Funds do not pursue market neutral strategies, but rather long-short strategies. The Board considered the Adviser’s explanation of how such differences impacted the performance of BTAL over all periods reviewed. The Board also considered the transition of BTAL from a passive, index tracking strategy to a rules-based, active strategy. With respect to the absolute performance of BTAL, the Board acknowledged the Adviser’s explanation that, since BTAL’s inception in 2011, the market had largely moved upward and, as a result, BTAL’s market neutral strategy had underperformed prior to the market volatility in 2022, during which BTAL outperformed the broader market. In determining to renew the Agreement, the Board noted management’s representation that BTAL provides investors with a unique investment exposure that is designed to appeal to asset allocators for inclusion in model portfolios as a type of hedge for market volatility and downturns due to its investment strategy and predictable performance.

With respect to the performance of GLIF, the Board reviewed GLIF’s performance since inception and for the last three-month and one-year periods. The Board considered GLIF’s returns compared to the returns of its benchmark index, and of its Morningstar peer category and Comparator Funds. The Board observed that, based on the comparisons provided, GLIF had underperformed against its benchmark index and Morningstar peers over the three-month, one-year and since inception periods. The Board also considered GLIF’s performance relative to its Comparator Funds, observing that GLIF performed in line with its Comparator Funds, outperforming certain of them and underperforming others for each time period reported. The Board noted the Adviser’s explanation that

AGF Investments Trust

Board Consideration of the Investment Advisory Agreement (Unaudited)

GLIF’s relative underperformance vis-à-vis the benchmark index during certain periods was due to overexposure, relative to the benchmark, to higher growth renewable energy and sustainability companies and digital infrastructure companies, both of which underperformed relative to the benchmark.

Fund Expenses; Cost of Services; Economies of Scale; Related Benefits

The Board reviewed information comparing each ETF’s contractual advisory fee rate, as a percentage of average net assets, to the Comparator Funds. The Board noted that BTAL was below the median and that GLIF was at the median fee rate of the Comparator Funds. The Board also reviewed information comparing each ETF’s net expense ratio to the net expense ratios of their respective Comparator Funds, taking into account, as applicable, dividend and interest expenses on short sales, expense waivers and reimbursements. The Board noted that BTAL was slightly above the median and that GLIF was at the median net expense ratio of their Comparator Funds. The Board noted that the Adviser did not provide advisory services to any other U.S.-domiciled fund or account pursuing an investment objective substantially similar to BTAL. The Board noted, however, that an Adviser affiliate does provide advisory services to a Canadian-domiciled ETF, which is substantially similar to BTAL but charges a higher advisory fee rate. Based on the information provided, the Board concluded that each ETF’s advisory fee and net expense ratio were reasonable.

The Board also considered the profitability to the Adviser using alternative expense allocation methodologies and, in this context, evaluated the services that the Adviser provides to each ETF for potential economies of scale. In this regard, the Board noted that since each ETF’s inception only BTAL has gathered significant assets, and the amount of assets under management in BTAL fluctuate significantly based on market conditions. The Board also noted that the Adviser has subsidized the cost of each ETF’s operations by materially reimbursing expenses and waiving fees since inception. Based on this and other information, including the Adviser’s continued reinvestment in its business, the Board determined that Adviser was not yet experiencing economies of scale with respect to the operation of either ETF, regardless of the expense allocation methodology applied.

The Board evaluated the ancillary (or fall-out) benefits being received by the Adviser as a result of its relationship with the ETFs. In particular, the Board considered the Adviser’s accrual of soft dollars in connection with trading transactions for the ETFs. Based on the information considered, the Board did not deem fall-out benefits received by the Adviser from its relationship with the ETFs to be a material factor for the renewal of the Agreement.

Conclusion

Based on their review of the facts and circumstances related to the Agreement, the Board concluded that each ETF could benefit from the Adviser’s continued management. Thus, the Board determined that the renewal of the Agreement with respect to each ETF was appropriate and in the best interest of each ETF. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to different factors. After reviewing a memorandum from Trustee counsel discussing the legal standards applicable to the Board’s consideration of the Agreement, and after the Independent Trustees met privately with such counsel, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

AGF Investments Trust

Additional Information (Unaudited)

Change in Independent Registered Public Accounting Firm

Effective April 24, 2023, PricewaterhouseCoopers LLP (“PWC”) was dismissed as the independent registered public accounting firm of the AGF Investments Trust (the “Funds”). The Audit Committee of the Board of Directors approved the replacement of PWC with Cohen & Company, Ltd. (“Cohen”). The report of PWC on the financial statements of the Funds as of and for the fiscal years ended June 30, 2022 and June 30, 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended June 30, 2021, June 30, 2022, and during the subsequent interim period through April 24, 2023: (i) there were no disagreements between the registrant and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The registrant requested that PWC furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements.

On April 24, 2023, the Audit Committee of the Board of Directors also recommended and approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fiscal year ending June 30, 2023.

During the fiscal years ended June 30, 2021, June 30, 2022, and during the subsequent interim period through April 24, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Proxy Voting Information

A description of AGF Investments Trust’s proxy voting policies and procedures is attached to the Funds’ Statement of Additional Information, which is available without charge by visiting the Funds’ website at www.agf.com/us or the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or by calling collect 1-617-292-9801.

In addition, a description of how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling collect 1-617-292-9801 or on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

AGF Investments Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year to date on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at www.sec.gov. You may also review and obtain copies of the Funds’ Forms N-PORT, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. In addition, the Funds’ full portfolio holdings are updated daily and available on the AGF Funds’ website at www.agf.com/us.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the ‘‘Act’’), the percentages of ordinary dividends paid during the tax year ended June 30, 2023 are designated as ‘‘qualified dividend income’’ (QDI), as defined in the Act, subject to reduced tax rates in 2023. The Funds also qualify for the dividends received deduction (DRD) for corporate shareholders. Complete information will be reported in conjunction with your 2022 Form 1099-DIV.

As of June 30, 2023, the Fund federal tax information was as follows:

Fund	QDI	DRD
AGF U.S. Market Neutral Anti-Beta Fund	100.00%	100.00%
AGF Global Infrastructure ETF	100.00%	48.51%

AGF Investments Trust

Trustees and Officers of the Trust (Unaudited)

Trustees

Name, Address*, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Peter A. Ambrosini Year of Birth: 1943	Trustee	Indefinite/ Since 2011	Independent Consultant, (2013 to present); Independent Director of GMO Trust (2013 to 2021); Independent Consultant, GMO Funds (2011 to 2021).	4	None
Joseph A. Franco Year of Birth: 1957	Trustee	Indefinite/ Since 2011	Professor of Law, Suffolk University Law School (1996 to present).	4	None
Richard S. Robie III Year of Birth: 1960	Trustee	Indefinite/ Since 2011	Chief Operating Officer, Eagle Capital Management (July 2017 to present); Consultant, Advent International (August 2010 to present).	4	None
Interested Trustee**
William H. DeRoche Year of Birth: 1962	Trustee; President	Indefinite/ Since 2020 Since 2012	Chief Investment Officer, Adviser (April 2010 to present); Chief Compliance Officer, Adviser (June 2012 to March 2017).	4	None

*Each Independent Trustee may be contacted by writing to the counsel for the Independent Trustees of AGF Investments Trust, c/o Stacy L. Fuller, Esq., K&L Gates LLP, 1601 K Street, NW, Washington, D.C., 20006-1600.

** Mr. DeRoche is an ‘‘interested person,’’ as defined by the 1940 Act, because of his employment with AGF Investments LLC, adviser to the AGF ETFs.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling (617) 292-9801 (collect).

AGF Investments Trust

Trustees and Officers of the Trust (Unaudited)

Officers

Name, Address, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Joshua Hunter 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1981	Principal Financial Officer and Treasurer	Indefinite/ Since 2015	Fund Principal Financial Officer, Foreside Management Services LLC (July 2015 to present).*
Kenneth Kalina 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer	Indefinite/ Since 2017	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017).*
Kevin McCreadie 81 Bay Street, Suite 3900 CIBC Square – Tower One Toronto, Ontario Canada M5J 0G1 Year of Birth: 1960	Vice President	Indefinite/ Since 2017

Director and Chief Investment Officer of AGF Investments America Inc, and Executive Vice President and Chief Investment Officer of AGF Management Limited (June 2014 to present); Senior Officer and/or Director of certain subsidiaries of AGF Management Limited (June 2014 to present).

Damion Hendrickson 99 High Street, Suite 2802 Boston, MA 02110 Year of Birth: 1972	Vice President	Indefinite/ Since 2020

Managing Director/Head of U.S. Business of AGF Investments (March 2020 to present); Managing Director/ Head of Sales U.S. and Latin America of HSBC Global Asset Management (December 2011 to February 2020).

*Mr. Hunter and Mr. Kalina serve as officers to other unaffiliated exchange traded funds, mutual funds or closed-end funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).

AGF Investments Trust

99 High Street, Suite 2802
Boston, MA 02110
www.agf.com/us

Distributor:

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

Item 2. Code of Ethics.

As of the end of the period, June 30, 2023, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, there have been no waivers granted under the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board has determined that it does not include an audit committee financial expert, notwithstanding certain Trustees’ past experience overseeing the implementation of accounting controls and principles, due to the continuous modernization of accounting and tax requirements and the increasingly important role played by technology in the conduct of audits.

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for AGF Investments Trust by PricewaterhouseCoopers LLP (“PwC”) for the fiscal years ended June 30, 2022 and June 30, 2023 were:

	2022	2023
Audit Fees (a)	$47,248	$0
Audit Related Fees (b)
Tax Fees (c)	$20,782	$14,650
All Other Fees (d)
Total:	$68,030	$14,650

Aggregate fees for professional services rendered for AGF Investments Trust by Cohen & Company, Ltd. (“Cohen & Co”) for the fiscal years ended June 30, 2022 and June 30, 2023 were:

	2022	2023
Audit Fees (a)	N/A	$31,000
Audit Related Fees (b)	N/A
Tax Fees (c)	N/A	$7,000
All Other Fees (d)	N/A
Total:	N/A	$38,000

(a)	Audit Fees: These fees relate to professional services rendered by PwCand Cohen & Co for the audit of the Registrant’s annual financial statement or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Registrant and issuance of consents.

(b)	Audit Related Fees: These fees relate to assurance and related services by PwC and Cohen & Co related to audit services in connection with the June 30, 2022 and June 30, 2023 annual financial statement.

(c)	Tax Fees: These fees relate to professional services rendered by PwC and Cohen & Co for tax compliance, tax advice and tax planning.

(d)	All Other Fees: These fees relate to products and services provided by PwC and Cohen & Co other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(e)(2)	0% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees: Not Applicable.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended June 30, 2022, and June 30, 2023, were $20,782 and $14,650, respectively.

4(g) The aggregate fees billed by Cohen & Co for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended June 30, 2022, and June 30, 2023, were $0 and $7,000, respectively.

(h)	The Registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 6 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j)	A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Peter A. Ambrosini, Joseph A. Franco and Richard S. Robie III, are members of the Audit Committee.
(b)	Not Applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a - 3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)	File the exhibits listed below as part of this Form.

(1)	Code of Ethics – Filed herewith.

(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(4)	Change in Registrant’s independent public accountant.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AGF Investments Trust

By:	/s/ William DeRoche
William DeRoche
President and Principal Executive Officer
September 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William DeRoche
William DeRoche
President and Principal Executive Officer
September 5, 2023

By:	/s/ Joshua Hunter
Joshua Hunter
Principal Financial Officer and Treasurer
September 5, 2023